                                                                   Exhibit 4.2.6
                                                                     [VERSION G]

- --------------------------------------------------------------------------------

                      ASSET BACKED SECURITIES CORPORATION,

                                   Depositor

                                      and

                               [NAME OF TRUSTEE],

                                    Trustee

                  ___________________________________________

                        POOLING AND SERVICING AGREEMENT

                          Dated as of __________, 199_

                                  relating to

           CONDUIT MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 19__-_

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  DEFINITIONS

     Administrative Fee......................................   1
     Administrative Fee Rate.................................   2
     Agreement...............................................   2
     Authenticating Agent....................................   2
     Available Distribution Amount...........................   2
     Bankruptcy Code.........................................   3
     Bankruptcy Loss.........................................   3
     Bankruptcy Loss Loan....................................   3
     BIF.....................................................   3
     Business Day............................................   3
     Certificate.............................................   3
     Certificate Account.....................................   3
     Certificate Principal Balance...........................   3
     Certificate Rate........................................   3
     Certificate Register and Certificate Registrar..........   4
     Certificateholder or Holder.............................   4
     Class...................................................   4
     Class 1-A Certificate...................................   4
     Class 1-B Certificate...................................   4
     Class 1-C Certificate...................................   4
     Class 1-D Certificate...................................   4
     Class 1-E Certificate...................................   4
     Class 1-F Certificate...................................   4
     Class 1-F Mortgage Loan.................................   4
     Class 1-G Certificate...................................   4
     Class 1-G Mortgage Loan.................................   4
     Class 1-H Certificate...................................   4
     Class 1-H Fraction......................................   5
     Class 1-M Certificate...................................   5
     Class 1-M Certificate Principal Distribution Amount.....   5
     Class 1-M Percentage....................................   5
     Class 1-R Certificate...................................   6
     Class 1-RS Certificate..................................   6
     Code....................................................   6
     Collection Period.......................................   6
     Corporate Trust Office..................................   6
     Custodial Account.......................................   6
     Cut-off Date............................................   6
     Debt Service Reduction..................................   6
     Deficient Valuation.....................................   6
     Deleted Mortgage Loan...................................   6
     Delivery Date...........................................   6
     Depletion Loss..........................................   7
     Depositor...............................................   7
     Determination Date......................................   7
     Distribution Date.......................................   7
     Due Date................................................   7

     Due Period..............................................   7
     Eligible Account........................................   7
     Eligible Investments....................................   8
     Event of Default........................................  10
     Expense Reserve Fund....................................  10
     FDIC....................................................  10
     FHLMC...................................................  10
     Final Scheduled Distribution Date.......................  10
     Fitch...................................................  10
     FNMA....................................................  10
     Fraud Loss..............................................  11
     Fraud Loss Loan.........................................  11
     Fraud Loss Waiver.......................................  11
     Initial Certificate Principal Balance...................  11
     Insurance Proceeds......................................  11
     Interest Distribution Amount............................  11
     Liquidated Loan.........................................  11
     Liquidation Expenses....................................  12
     Liquidation Proceeds....................................  12
     Loan-to-Value Ratio.....................................  12
     Maturity Date...........................................  12
     Monthly Advance.........................................  13
     Monthly Payment.........................................  13
     Mortgage................................................  13
     Mortgage File...........................................  13
     Mortgage Loan...........................................  13
     Mortgage Loan Repurchase Price..........................  13
     Mortgage Loan Schedule..................................  13
     Mortgage Note...........................................  14
     Mortgage Rate...........................................  15
     Mortgaged Property......................................  15
     Mortgagor...............................................  15
     Mortgagor Bankruptcy Bond...............................  15
     Net Mortgage Rate.......................................  15
     Nonrecoverable Advance..................................  15
     Notional Amount.........................................  15
     Officers' Certificate...................................  15
     Opinion of Counsel......................................  16
     Optional Termination....................................  16
     Optional Termination Date...............................  16
     Paying Agent............................................  16
     Percentage Interest.....................................  16
     Person..................................................  16
     Pool Insurance Policy...................................  16
     Pool Insurer............................................  16
     Prepayment Period.......................................  16
     Primary Mortgage Insurance Policy.......................  16
     Principal Balance.......................................  17
     Principal Prepayment....................................  17
     Priority Certificate Principal Distribution Amount......  17
     Priority Certificates...................................  18
     Priority Percentage.....................................  18
     Purchase Price..........................................  18

     Qualified Insurer.......................................  18
     Rating Agencies.........................................  19
     Realized Loss...........................................  19
     Record Date.............................................  19
     REMIC...................................................  20
     REMIC I.................................................  20
     REMIC I Certificates....................................  20
     REMIC II................................................  20
     REMIC II Certificates...................................  20
     REMIC Provisions........................................  20
     REO Property............................................  20
     Replacement Mortgage Loan...............................  20
     Required Insurance Policy...............................  20
     Responsible Officer.....................................  21
     S&P.....................................................  21
     SAIF....................................................  21
     Seller..................................................  21
     Servicer................................................  21
     Servicer Advance Date...................................  21
     Servicer Remittance Date................................  21
     Servicing Fee...........................................  21
     Servicing Fee Rate......................................  21
     Servicing Officer.......................................  21
     Special Hazard..........................................  22
     Special Hazard Insurance Policy.........................  23
     Special Hazard Insurer..................................  23
     Special Hazard Loss.....................................  23
     Special Hazard Loss Loan................................  23
     Stripped Interest Rate..................................  23
     Trust Fund..............................................  23
     Trustee.................................................  23
     Trustee Fee.............................................  23
     Trustee Fee Rate........................................  24
     Uncertificated Accrued Interest.........................  24
     Uncertificated Certificate Rate.........................  24
     Uncertificated Notional Principal Balance...............  24
     Uncertificated REMIC I Regular Interest U...............  25
     Uncertificated REMIC I Regular Interest V...............  25
     Uncertificated REMIC I Regular Interest W...............  25
     Uncertificated REMIC I Regular Interest X...............  25
     Uncertificated REMIC I Regular Interest Y...............  26
     Uncertificated REMIC I Regular Interest Z...............  26
     Uncertificated REMIC I Regular Interest U
        Distribution Amount..................................  26
     Uncertificated REMIC I Regular Interest V
        Distribution Amount..................................  26
     Uncertificated REMIC I Regular Interest W Distribution
        Amount...............................................  26
     Uncertificated REMIC I Regular Interest X Distribution
        Amount...............................................  26
     Uncertificated REMIC I Regular Interest Y Distribution
        Amount...............................................  26
     Uncertificated REMIC I Regular Interest Z Distribution

        Amount...............................................  26
     Uncertificated REMIC I Regular Interest Distribution
        Amounts..............................................  27
     Uncertificated REMIC I Regular Interests................  27
     Variable Certificate Rate...............................  27
     Variable Rate Certificates..............................  27
     Voting Rights...........................................  27
     Warranty and Servicing Agreement........................  27


                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

     SECTION 2.01  Conveyance of Mortgage Loans..............  28
     SECTION 2.02  Acceptance by Trustee.....................  31
     SECTION 2.03  Representations, Warranties and
                     Covenants of the Depositor as to
                     the Mortgage Loans......................  32
     SECTION 2.04  Representations and Warranties
                     of Servicers............................  35
     SECTION 2.05  Substitution..............................  36
     SECTION 2.06  Issuance of Certificates Evidencing
                     Interest in REMIC I.....................  37
     SECTION 2.07  Conveyance of Uncertificated REMIC I
                     Regular Interests: Acceptance by
                     the Trustee.............................  38
     SECTION 2.08  Issuance of Certificates Evidencing
                     Interest in REMIC II....................  38
     SECTION 2.09  REMIC Provisions..........................  38

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

     SECTION 3.01  Servicing Standard........................  42
     SECTION 3.02  Enforcement of the Obligations of
                     Servicers...............................  42
     SECTION 3.03  Rights of the Depositor in Respect of
                     the Trustee and the Servicers...........  43
     SECTION 3.04  Custodial Accounts........................  43
     SECTION 3.05  Collection of Taxes, Assessments and
                     Similar Items; Escrow Accounts..........  43
     SECTION 3.06  Access to Certain Documentation and
                     Information Regarding the Mortgage
                     Loans...................................  44
     SECTION 3.07  Maintenance of the Pool Insurance Policy,
                     Primary Mortgage Insurance Policies,
                     Collections Thereunder..................  44
     SECTION 3.08  Maintenance of Hazard Insurance,
                     the Special Hazard Insurance Policy and
                          Other Insurance....................  45

     SECTION 3.09  Trustee to Cooperate; Release of
                     Mortgage Files..........................  46
     SECTION 3.11  Maintenance of the Mortgagor Bankruptcy
                     Bond; Collections Thereunder............  47

                                  ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01  Accounts..................................  48
     SECTION 4.02  Distributions.............................  50
     SECTION 4.03  Subordination; Priority of Distributions..  53
     SECTION 4.05  Monthly Statements to
                     Certificateholders......................  55

                                   ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01  The Certificates..........................  57
     SECTION 5.02  Registration of Transfer and
                     Exchange of Certificates................  58
     SECTION 5.03  Mutilated, Destroyed, Lost or
                     Stolen Certificates.....................  61
     SECTION 5.04  Persons Deemed Owners.....................  62
     SECTION 5.05  Access to List of Certificateholders'
                     Names and Addresses.....................  62
     SECTION 5.06  Maintenance of Office or Agency...........  63

                                  ARTICLE VI

                                 THE DEPOSITOR

     SECTION 6.01  Liabilities of the Depositor..............  63
     SECTION 6.02  Merger or Consolidation of the
                     Depositor...............................  63
     SECTION 6.03  Limitation on Liability of the
                     Depositor and Others....................  63

                                  ARTICLE VII

                                    DEFAULT

     SECTION 7.01  Events of Default.........................  64
     SECTION 7.02  Trustee to Act; Appointment of
                     Successor...............................  66
     SECTION 7.03  Notification to Certificateholders........  67

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

     SECTION 8.01  Duties of Trustee.........................  68
     SECTION 8.02  Certain Matters Affecting the Trustee.....  69
     SECTION 8.03  Trustee not Liable for Certificates
                        or Mortgage Loans....................  71
     SECTION 8.04  Trustee May Own Certificates..............  71
     SECTION 8.05  Trustee's Expenses........................  72
     SECTION 8.06  Eligibility Requirements for Trustee......  73
     SECTION 8.07  Resignation and Removal of Trustee........  73
     SECTION 8.08  Successor Trustee.........................  74
     SECTION 8.09  Merger or Consolidation of Trustee........  74
     SECTION 8.10  Appointment of Authentication Agent.......  75
     SECTION 8.11  Appointment of Co-Trustee or
                        Separate Trustee.....................  76
     SECTION 8.12  Paying Agent..............................  78
     SECTION 8.13  Certificate Register......................  78
     SECTION 8.14  Monthly Advances..........................  78

                                  ARTICLE IX

                                  TERMINATION

     SECTION 9.01  Termination upon Liquidation or
                        Repurchase of All Mortgage Loans.....  79
     SECTION 9.02  Procedure Upon Optional Termination.......  80
     SECTION 9.03  Termination of Remic II...................  81
     SECTION 9.04  Additional Termination Requirements.......  81

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION 10.01  Amendment................................  82
     SECTION 10.02  Recordation of Agreement; Counterparts...  83
     SECTION 10.03  Governing Law............................  84
     SECTION 10.04  Intention of Parties.....................  84
     SECTION 10.05  Notices..................................  85
     SECTION 10.06  Severability of Provisions...............  85
     SECTION 10.07  Limitation on Rights of
                        Certificateholders...................  86
     SECTION 10.08  Certificates Nonassessable and
                        Fully Paid...........................  87

                                   EXHIBITS

Exhibit A:      Form of Priority and Class 1-M Certificates..  A-1
Exhibit B:      Form of Class 1-RS Certificates..............  B-1
Exhibit C:      Mortgage Loan Schedule.......................  C-1
Exhibit D-1:    Form of Initial Certification of Trustee.... D-1-1

Exhibit D-2:    Form of Interim Certification of Trustee.... D-2-1
Exhibit E:      Form of Final Certification of Trustee.......  E-1
Exhibit F:      Form of Request for Release..................  F-1
Exhibit G:      Specimen Special Hazard Insurance Policy.....  G-1
Exhibit H:      Specimen Pool Insurance Policy...............  H-1
Exhibit I:      Specimen Mortgagor Bankruptcy Bond...........  I-1
Exhibit J:      Transfer Affidavit and Agreement.............  J-1
Exhibit K:      Form of Transferor Certificate...............  K-1
Exhibit L:      Form of Investor Representation Letter.......  L-1
Exhibit M:      Form of Transferor Representation Letter.....  M-1

          THIS POOLING AND SERVICING AGREEMENT is dated as of __________,
1, 199_ between ASSET BACKED SECURITIES CORPORATION, depositor (the "Depositor") and ______________, as trustee (the "Trustee"). The Depositor has purchased from ________________ and ________________ (each referred to in such capacity as a "Seller" and together as the "Sellers") and is the owner of the Mortgage Loans (as hereinafter defined) and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund (as hereinafter defined), in accordance with this Agreement, and the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund. As provided herein, the Depositor will make an election to treat a segregated pool of assets consisting of Mortgage Loans and certain other assets as described herein as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I". Six partial undivided beneficial ownership interests in each of the Mortgage Loans (the "Uncertificated REMIC I Regular Interests") will be the "regular interests" in REMIC I and the Class 1-RS Certificates will be the "residual interest" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II", and the Depositor will make a separate REMIC election with respect thereto. The Class 1-A, Class 1-B, Class 1-C, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H and Class 1-M Certificates will be the "regular interests" in REMIC II, and the Class 1-R Certificates will be the "residual interest" therein. All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-Off Date is $_________.

                         W I T N E S S E T H  T H A T:

          In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Administrative Fee:  The fee reserved for the payment of the premiums
          ------------------
on the Pool Insurance Policy, the Special Hazard Insurance Policy and the Mortgagor Bankruptcy Bond and the

Trustee Fee equal to the product of the Administrative Fee Rate and the aggregate Principal Balance of the Mortgage Loans.

          Administrative Fee Rate: With respect to any Mortgage Loan, a rate per
          -----------------------
annum equal to ___%.

          Agreement: This Pooling and Servicing Agreement and any and all
          ---------
amendments or supplements hereto.

          Authenticating Agent:  If applicable, the Authenticating Agent
          --------------------
appointed pursuant to Section 8.10 hereof and which is authorized by the Trustee to act on behalf of the Trustee to authenticate the Certificates. The Authenticating Agent may be the Depositor or any Person directly or indirectly controlling or controlled by or under common control with the Depositor.

          Available Distribution Amount:  With respect to any Distribution Date,
          -----------------------------
the excess of (a) the sum of (x) the aggregate amount of payments and collections received by the Servicers in respect of each Mortgage Loan during or prior to the Collection Period immediately preceding such Distribution Date and not previously remitted, from any source, including amounts received from the related Mortgagor, Insurance Proceeds, Liquidation Proceeds (net of related Liquidation Expenses) and condemnation awards, and amounts received in connection with the substitution of Replacement Mortgage Loans and all amounts required to be remitted by the Servicers in respect of Prepayment Interest Shortfall Amounts under the related Warranty and Servicing Agreements but not in excess of the related Servicing Fee, and (y) the aggregate amount of Monthly Advances required to be remitted by the Servicers or the Pool Insurer relating to such Distribution Date; over (b) the sum of (i) the aggregate amount of the servicing compensation (including Servicing Fees) payable therefrom and included therein pursuant to the Warranty and Servicing Agreements, (ii) any amount included therein representing late payments or other recoveries of principal or interest (including Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds, and condemnation awards) with respect to any Mortgage Loans in respect of which the Servicer or the Pool Insurer has made a previously unreimbursed Monthly Advance, (iii) amounts included therein representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn from the Custodial Accounts or the Certificate Account, (iv) all Monthly Payments or portions thereof received in respect to scheduled principal and interest on any Mortgage Loan due after such Collection Period and included therein, (v) all payments due on any Mortgage Loan on or prior to the Cut-Off Date and included thereon, (vi) the Principal Balance of each Mortgage Loan multiplied by the Administrative Fee Rate, and (vii) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included therein.

          Bankruptcy Code: The United States Bankruptcy Code, as amended from
          ---------------
time to time (11 U.S.C.).

          Bankruptcy Loss: A Debt Service Reduction or a Deficient Valuation.
          ---------------

          Bankruptcy Loss Loan:  A Mortgage Loan as to which a Bankruptcy Loss
          --------------------
has occurred after the Mortgagor Bankruptcy Bond has been exhausted.

          BIF:  The Bank Insurance Fund.
          ---

          Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii)
          ------------
a day on which banking institutions in New York or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          Certificate:  Any Class 1-A, Class 1-B, Class 1-C, Class 1-D, Class 1-
          -----------
E, Class 1-F, Class 1-G, Class 1-H, Class 1-M, Class 1-R or Class 1-RS Certificate executed by the Depositor and authenticated by or on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

          Certificate Account:  The separate account or accounts created and
          -------------------
maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

          Certificate Principal Balance:  On any date and with respect to any
          -----------------------------
Class of Certificates, the Initial Certificate Principal Balance of such Class less the sum of (A) all amounts previously distributed to holders of such Class of Certificates pursuant to Section 4.02(a)(i)(B), 4.02(a)(iii) or 4.02(a)(iv) as applicable, and (B) all amounts of Realized Losses previously allocated to such Class of the Certificates pursuant to Section 4.03.

          Certificate Rate:  With respect to the Class 1-A Certificates, Class
          ----------------
1-B Certificates, Class 1-E Certificates, Class 1-M Certificates and Class 1-R Certificates, ___% per annum. With respect to the Class 1-C Certificates, ___% per annum. With respect to the Class 1-D Certificates, ___% per annum. With respect to the Class 1-F Certificates and the Class 1-G Certificates, the applicable Variable Certificate Rate. Interest on the Certificates listed above will be computed on the basis of a 360-day year composed of twelve 30-day months.

          Certificate Register and Certificate Registrar:  Respectively, the
          ----------------------------------------------
register maintained and the registrar appointed pursuant to Section 5.02(a) hereof.

          Certificateholder or Holder: The person in whose name a Certificate is
          -----------------    ------
registered in the Certificate Register.

          Class: With respect to the Certificates, all of the Certificates
          -----
designated as a class.

          Class 1-A Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class A-1 Certificate.

          Class 1-B Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-B Certificate.

          Class 1-C Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-C Certificate.

          Class 1-D Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-D Certificate.

          Class 1-E Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-E Certificate.

          Class 1-F Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-F Certificate.

          Class 1-F Mortgage Loan: Any of the Mortgage Loans listed on Exhibit C
          -----------------------
hereto.

          Class 1-G Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-G Certificate.

          Class 1-G Mortgage Loan: Any of the Mortgage Loans listed on Exhibit C
          -----------------------
hereto.

          Class 1-H Certificate: A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the

Trustee in substantially the form set forth in Exhibit A hereto and designated as a Class 1-H Certificate.

          Class 1-H Fraction: For each Mortgage Loan, the fraction for each
          ------------------
Mortgage Loan indicated in Mortgage Loan Schedule.

          Class 1-M Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as Class 1-M Certificate.

          Class 1-M Certificate Principal Distribution Amount:  On any
          ---------------------------------------------------
Distribution Date, the sum of (i) the Class 1-M Percentage multiplied by the principal due on the related Due Date on such Mortgage Loan, whether or not received during the related Collection Period, (ii) for each Mortgage Loan which was prepaid during the related Prepayment Period, the Class 1-M Percentage multiplied by the amount of the Principal Prepayment including, with respect to any Mortgage Loan that was the subject of a Debt Service Reduction in any prior Prepayment Period, the amount of any such Principal Prepayment that exceeds the Principal Balance of such Mortgage Loan as of the date of the prepayment, (iii) for each Mortgage Loan which was repurchased by the Servicer, the Seller or the Depositor during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.03, or 2.04 hereof, Article IX or the related Warranty and Servicing Agreement, the Class 1-M Percentage multiplied by the principal amount of the Purchase Price or Mortgage Loan Repurchase Price (net of amounts with respect to which a distribution of principal has already been made), (iv) for each Mortgage Loan that became a Liquidated Loan during the related Prepayment Period and with respect to which a Depletion Loss occurred, an amount equal to the aggregate amount of Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan (net of any withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan) remaining after the allocation thereof to the Priority Certificates pursuant to clause
(iv) of the definition of Priority Certificate Principal Distribution Amount herein, (v) for each Mortgage Loan that became a Liquidated Loan during the related Prepayment Period not described in clause (iv) above, the Class 1-M Percentage multiplied by the aggregate amount of Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan net of any withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan and (vi) for each Mortgage Loan with respect to which any other unscheduled recovery of principal has been received during the related Prepayment Period, the Class 1-M Percentage of such unscheduled recovery.

          Class 1-M Percentage:  100% minus the Priority Percentage.
          --------------------

          Class 1-R Certificate:  A Certificate executed by or on behalf of the
          ---------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto and designated as a Class 1-R Certificate.

          Class 1-RS Certificate:  A Certificate executed by or on behalf of the
          ----------------------
Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit B hereto and designated as a Class 1-RS Certificate.

          Code:  The Internal Revenue Code of 1936.
          ----

          Collection Period:  With respect to any Distribution Date, the period
          -----------------
commencing on the end of the preceding Collection Period (in the case of the first Distribution Date, on the Cut-off Date) and ending on the Business Day prior to the Determination Date immediately preceding such Distribution Date.

          Corporate Trust Office:  The designated office of the Trustee in the
          ----------------------
State of ____________ at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at __________________________________________.

          Custodial Account:  The deposit accounts created and maintained by
          -----------------
each of the Servicers pursuant to Section 4.4 of the related Warranty and Servicing Agreements in the name of the Trustee for the benefit of the Certificateholders, which accounts each must be an Eligible Account. Amounts in each such Custodial Account will be remitted, net of amounts withdrawn pursuant to Section 4.5 of the related Warranty and Servicing Agreement, to the Certificate Account maintained by the Trustee pursuant to Section 4.01.

          Cut-off Date:  ___________ 1, 199_.
          ------------

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficient Valuation:  With respect to any Mortgage Loan, a valuation
          -------------------
by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding under the Bankruptcy Code.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

          Delivery Date:  ____________, 199_.
          -------------

          Depletion Loss:  A Realized Loss or a shortfall in payment of interest
          --------------
or principal with respect to a Mortgage Loan which would have been covered by the Pool Insurance Policy had its coverage not been exhausted (other than Fraud Losses that would have been covered under the Fraud Loss Waiver) through the payment of claims (or the failure of the Pool Insurer to pay valid claims for any reason including failure to make payments under the Fraud Loss Waiver).

          Depositor: Asset Backed Securities Corporation, a Delaware
          ---------
corporation, or its successor in interest.

          Determination Date:  The 15th day (or if such 15th day is not a
          ------------------
Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

          Distribution Date:  The 25th day of each calendar month, or if such
          -----------------
25th day is not a Business Day, the next succeeding Business Day, commencing ____________ [25], 199_.

          Due Date: The first day of the month in which the related Distribution
          --------
Date occurs.

          Due Period:  The period from and including the second day of the
          ----------
calendar month preceding any Distribution Date to and including the first day of the calendar month in which such Distribution Date occurs.

          Eligible Account:  Either (i) an account or accounts maintained with a
          ----------------
federal or state-chartered depository institution or trust company (which may be an Affiliate of the Seller or the Master Servicer or which may be the Trustee or an Affiliate of the Trustee) the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) are rated by each Rating Agency either (a) not lower than the rating on the Certificates or (b) AA or AAA by Standard & Poor's and Fitch and A-1+ by Standard & Poor's and F-1+ by Fitch (or such other ratings as will not result in the rating of the Certificates being reduced below the rating on the Closing Date and as to which the Rating Agencies may otherwise agree), (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained and (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity.

          Eligible Investments: At any time, any one or more of the following
          --------------------
obligations, instruments and securities:

               (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of S&P and, if rated by Fitch, by Fitch, or such lower ratings as will not result in the downgrading or withdrawal of the rating, if any, then assigned to any Class of Certificates by each applicable Rating Agency;

               (iii) commercial paper which is then rated in the highest commercial paper rating categories of S&P and, if rated by Fitch, by Fitch, or such lower category as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each applicable Rating Agency;

               (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of the principal depository institution is a holding company system, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of S&P and, if rated by Fitch, Fitch, in the case of commercial paper, or in the second highest category in the case of long-term debt obligations, or such lower categories as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each applicable Rating Agency, or, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of A-1 by S&P;

               (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the FDIC (either the BIF or the SAIF);

               (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation which do not adversely affect the rating on any Class of the Certificates at the time of the issuance of or investing in such guaranteed reinvestment agreements;

               (vii) repurchase obligations with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

               (viii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of S&P and, if rated by Fitch, Fitch, or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to any Class of the Certificates by each applicable Rating Agency;

               (ix) such other investments which do not adversely affect the rating, if any, on any Class of Certificates by each applicable Rating Agency; and

               (x) units of taxable money-market portfolios rated AAA by S&P and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

Unless otherwise specified herein, (i) any such Eligible Investments must be available for withdrawal without penalty and must mature no later than the Business Day immediately preceding the first succeeding Distribution Date, and
(ii) no such instrument set forth above shall constitute an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide for a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Event of Default:  As defined in Section 7.01 hereof.
          ----------------

          Expense Reserve Fund:  The trust account or accounts created and
          --------------------
maintained pursuant to Section 4.01 for payment of certain expenses.

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Scheduled Distribution Date:  For each Class of Certificates,
          ---------------------------------
the date so indicated in the following table:

     Class of                                  Final Scheduled
     Certificates                              Distribution Date
     ------------                              -----------------

     Class 1-A Certificates
     Class 1-B Certificates
     Class 1-C Certificates
     Class 1-D Certificates
     Class 1-E Certificates
     Class 1-F Certificates
     Class 1-G Certificates
     Class 1-H Certificates
     Class 1-M Certificates
     Class 1-R Certificates

          Fitch:  Fitch Investors Service, Inc.
          -----

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fraud Loss:  A loss on a Mortgage Loan as to which there was fraud,
          ----------
dishonesty or misrepresentation in connection with such Mortgage Loan.

          Fraud Loss Loan:  A Mortgage Loan as to which a Fraud Loss has
          ---------------
occurred after the Fraud Loss Waiver has been exhausted or has expired.

          Fraud Loss Waiver:  The letter, dated __________, 199_ from the Pool
          -----------------
Insurer to the Trustee, pursuant to which the Pool Insurer has agreed to waive its right to deny a claim under the Pool Insurance Policy resulting from a Fraud Loss.

          Initial Certificate Principal Balance:  With respect to each Class 1-
          -------------------------------------
A, Class 1-B, Class 1-C, Class 1-E, Class 1-H, Class 1-M and Class 1-R Certificate, the amount designated as such on the face thereof, the aggregate of the Initial Certificate Principal Balances of such Certificates being equal to the aggregate of the Certificate Principal Balances of the Certificates at the close of business on the Cut-off Date.

          Insurance Proceeds:  Amounts paid pursuant to any Primary Mortgage
          ------------------
Insurance Policy, Pool Insurance Policy or Mortgagor Bankruptcy Bond, if any, with respect to the Certificates and amounts paid pursuant to the Special Hazard Insurance Policy with respect to the Certificates, that have not been used to restore the related property, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

          Interest Distribution Amount:  With respect to any Distribution Date
          ----------------------------
and any Class of the Certificates except for the Variable Rate Certificates and the Class 1-H Certificates, an amount equal to 30 days' interest accrued at the applicable Certificate Rate on the Certificate Principal Balance or Notional Amount of such Class as of the day immediately preceding the related Distribution Date. With respect to any Distribution Date and any Class of the Variable Rate Certificates, an amount equal to 30 days' interest accrued at the applicable Variable Certificate Rate on the applicable Notional Amount of such Class as of the day immediately preceding the related Distribution Date.

          Liquidated Loan:  With respect to any Distribution Date, a Mortgage
          ---------------
Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received, or (b) has been the subject of a Debt Service Reduction or a Deficient Valuation; provided that any REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

          Liquidation Expenses:  Expense incurred by the related Servicer in
          --------------------
connection with the liquidation of any defaulted Mortgage Loan and not recovered by such Servicer under a Primary Mortgage Insurance policy for reasons other than such Servicer's failure to comply with Section 4.8 of the related Warranty and Servicing Agreement, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by such Servicer pursuant to
Section 4.10 of the related Warranty and Servicing Agreement respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than such Servicer's failure to comply with Section 4.10 of the related Warranty and Servicing Agreement.

          Liquidation Proceeds:  Amounts other than Insurance Proceeds received
          --------------------
in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

          Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
          -------------------
percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or the acquisition cost of the property plus documented improvements.

          Maturity Date:  The latest possible maturity date, solely for purposes
          -------------
of Section 1.860G-1(a)(4)(iii) of the proposed Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II (other than the Class 1-F, Class 1-G and Class 1-H Certificates), and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest, would be reduced to zero as determined under a hypothetical scenario which assumes, among other things, that (i) scheduled interest and principal payments on the Mortgage Loans are received in a timely manner, with no delinquencies or losses, (ii) there are no principal prepayments, (iii) each Mortgage Loan has a principal amortization schedule equivalent to that which would result if the interest rate thereon were equal to ___% per annum,

(iv) neither the Depositor nor any Servicer will repurchase any Mortgage Loan and the Depositor will not exercise its option to purchase the Mortgage Loans and thereby cause a termination of the Trust Fund, and (v) the Mortgage Loans have an original term to maturity and a remaining term to maturity of 360 months. The Maturity Date for the Class 1-F, Class 1-G and Class 1-H Certificates is the latest Maturity Date of any other Class of Certificates.

          Monthly Advance:  The aggregate of the advances made by or on behalf
          ---------------
of the Servicers with respect to any Distribution Date pursuant to the related Warranty and Servicing Agreement or Section 8.14, the amount of any such advances being equal to the aggregate of payments of principal and interest on the Mortgage Loans that were due on the Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to interest at a rate equal to the sum of the Net Mortgage Rate and the Administrative Fee Rate on the Principal Balance of the Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Mortgage:  The mortgage, deed of trust or other instrument creating a
          --------
first lien on an estate in fee simple in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in Section 2.01 hereof
          -------------
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan:  Each of the mortgage loans transferred and assigned to
          -------------
the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

          Mortgage Loan Repurchase Price:  The price, calculated as set forth in
          ------------------------------
Section 9.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

          Mortgage Loan Schedule:  The list of Mortgage Loans transferred to the
          ----------------------
Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Depositor to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement and the related Warranty and Servicing Agreements), attached hereto as Exhibit C, setting forth the following information with respect to each Mortgage Loan:

                  (i)  the loan number;

                 (ii) the street address of the Mortgaged Property, including the zip code, and name of the Mortgagor;

                (iii)  the Mortgage Rate;

                 (iv)  the original term to maturity;

                  (v)  the original principal balance;

                 (vi)  the Principal Balance as of the Cut-off Date;

                (vii)  the first Due Date;

               (viii) the current monthly payment in effect as of the Cut-off Date;

                 (ix)  the Loan-to-Value Ratio at origination;

                  (x)  the Servicing Fee Rate;

                 (xi) the Class 1-H Fraction and whether such Mortgage Loan is a Class 1-F or Class 1-G Mortgage Loan;

                (xii) whether the residential dwelling is either (a) a detached single family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-unit residential property; and

               (xiii)  the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (vi) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall be in a computer-readable format acceptable to the Trustee.

          Mortgage Note:  The original executed note or other evidence of
          -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage Note,
          -------------
which is set forth in the related Mortgage Note.

          Mortgaged Property:  The underlying property securing a Mortgage Loan.
          ------------------

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Mortgagor Bankruptcy Bond:  The bankruptcy bond obtained pursuant to
          -------------------------
Section 3.11, a specimen of which is attached as Exhibit I hereto, or any replacement policy obtained pursuant to Section 3.11.

          Net Mortgage Rate:  As to each Mortgage Loan, as of any date of
          -----------------
determination, the rate per annum equal to the excess of the Mortgage Rate in effect over the sum of Servicing Fee Rate and the Administrative Fee Rate.

          Nonrecoverable Advance:  Any portion of the Monthly Advance previously
          ----------------------
made or proposed to be made by any Servicer or the Pool Insurer or other advance previously made by any Servicer or the Pool Insurer under the related Warranty and Servicing Agreement or the Pool Insurance Policy that, in the good faith judgment of such Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by such Servicer or the Pool Insurer from Insurance Proceeds, Liquidation Proceeds or otherwise.

          Notional Amount:  As to the Class 1-D Certificates for any
          ---------------
Distribution Date, the Certificate Principal Balance of the Class 1-C Certificates as of the day immediately preceding such Distribution Date. As to the Class 1-F and Class 1-G Certificates for any Distribution Date an amount equal to the aggregate outstanding Principal Balance of the Class 1-F and Class 1-G Mortgage Loans, respectively, as of the first day of the month immediately preceding the month in which the related Distribution Date occurs, reduced by the principal portion of advances previously made by the applicable Servicer with respect to each Class 1-F or Class 1-G Mortgage Loan, as applicable, and by the Principal Balance of any Class 1-F or Class 1-G Mortgage Loan, as applicable, with respect to which title to the related Mortgaged Property has been acquired by or on behalf of the Trustee for the benefit of the Certificateholders.

          Officers' Certificate:  A certificate signed by the Chairman of the
          ---------------------
Board, the Vice Chairman of the Board, the President, a vice president or a member of the Executive Group, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, a Seller, a Servicer or a Trustee, as the case may be, and delivered to the Depositor, the Seller, a Servicer or the Trustee, as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be counsel
          ------------------
for the Depositor or a Servicer, acceptable to the Trustee. With respect to Sections 5.02, 9.04 and 10.01 and any opinion dealing with the qualification of REMIC I or REMIC II as a REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and each Servicer, (ii) not have any direct financial interest in the Depositor or any Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination:  The purchase of the Mortgage Loans pursuant to
          --------------------
Section 9.01.

          Optional Termination Date:  The date fixed by the Depositor for the
          -------------------------
purchase of the Mortgage Loans pursuant to Section 9.01.

          Paying Agent:  The Paying Agent, if any, appointed pursuant to Section
          ------------
8.12, authorized to make distributions on behalf of the Trustee.

          Percentage Interest:  The percentage interest (which may be expressed
          -------------------
as a fraction) evidenced by any Class in certain monthly distributions payable hereunder to Certificateholders, as specified in Section 4.02.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Pool Insurance Policy:  The policy of mortgage pool guaranty insurance
          ---------------------
obtained pursuant to Section 3.07, a specimen of which is attached as Exhibit H hereto, including the Fraud Loss Waiver and cash advance endorsement thereto, naming the Trustee as loss payee, or any replacement insurance policy obtained pursuant to Section 3.07 hereof.

          Pool Insurer:  _________________, a __________ corporation, or any
          ------------
successor thereto or the named insurer in any replacement policy obtained pursuant to Section 3.07 hereof.

          Prepayment Period:  With respect to any Distribution Date, the month
          -----------------
prior to the month in which such Distribution Date occurs.

          Primary Mortgage Insurance Policy:  Each primary policy of mortgage
          ---------------------------------
guaranty insurance with respect to the Mortgage Loans, or any replacement policy therefor.

          Principal Balance:  With respect to any Mortgage Loan, as of the date
          -----------------
of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sums of:

              (i) all amounts previously received or collected by the related Servicer in respect of principal on such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date;

              (ii) all Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds received in connection with a Bankruptcy Loss and allocated to principal; and

              (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the related Servicer or the Pool Insurer as part of a Monthly Advance.

          Principal Prepayment:  Any Mortgagor payment or other recovery of
          --------------------
principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Priority Certificate Principal Distribution Amount:  On any
          --------------------------------------------------
Distribution Date, the sum of (i) for each Mortgage Loan, the Priority Percentage multiplied by the payment of principal due on the related Due Date on such Mortgage Loan, whether or not received during the related Collection Period, (ii) for each Mortgage Loan which was prepaid during the related Prepayment Period, the Priority Percentage multiplied by the amount of the Principal Prepayment including with respect to any Mortgage Loan that was the subject of a Debt Service Reduction in any prior Prepayment Period, the amount of any such Principal Prepayment that exceeds the Principal Balance of such Mortgage Loan as of the date of the prepayment, (iii) for each Mortgage Loan which was repurchased by the Servicer or the Depositor during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.03, or 2.04 hereof, Article IX hereof or the related Warranty and Servicing Agreement, the Priority Percentage multiplied by the principal amount of the Purchase Price or Mortgage Loan Repurchase Price (net of amounts with respect to which a distribution of principal has already been made), (iv) for each Mortgage Loan that became a Liquidated Loan during the related Prepayment Period and with respect to which a Depletion Loss occurred, the Priority Percentage multiplied by the Principal Balance of such Mortgage Loan as of the date it became a Liquidated Loan, (v) for each Mortgage Loan that became a Liquidated Loan during the related Prepayment Period not described in clause (iv) above, the Priority Percentage multiplied by the aggregate amount of Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan net of any withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan and (vi) for each Mortgage Loan with respect to which any other unscheduled recovery of principal has been received during the related Prepayment Period, the Priority Percentage of such unscheduled recovery.

          Priority Certificates:  Class 1-A, Class 1-B, Class 1-C, Class 1-D,
          ---------------------
Class 1-E, Class 1-F, Class 1-G, Class 1-H and Class 1-R Certificates.

          Priority Percentage:  The aggregate Certificate Principal Balance of
          -------------------
the Priority Certificates divided by the aggregate Certificate Principal Balance of all the Certificates.

          Purchase Price:  With respect to any Mortgage Loan required to be
          --------------
purchased by the Servicer, Seller or Depositor pursuant to Section 2.01, 2.02, 2.03, or 2.04 hereof, or by a Servicer pursuant to the related Warranty and Servicing Agreement, an amount equal to (a) the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at a rate equal to the Mortgage Rate minus the related Servicing Fee Rate to the first day of the month following such purchase, net of the interest portion of any Monthly Advances made by the Servicer with respect to such Mortgage Loan and (iii) the amount of any unreimbursed Monthly Advances made by the Servicer with respect to such Mortgage Loan, or (b) if, in the Opinion of Counsel, in form and substance satisfactory to the Trustee, the repurchase of such Mortgage Loan or property acquired in respect thereto at the price calculated as set forth in (a) would result in net income to the Trust Fund that would be subject to tax as income derived from a "prohibited transaction," as defined in Section 860F(a)(2) of the Code, or would otherwise subject the Trust Fund to tax, then, the highest amount determined in accordance with such Opinion of Counsel as will result in no such net income. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or Depositor, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price. Any Opinion of Counsel delivered in accordance with (b) above shall be the expense of the person that is required to repurchase the related Mortgage Loan pursuant to this Agreement.

          Qualified Insurer:  A mortgage guaranty insurance company duly
          -----------------
qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by FHLMC or FNMA and whose claims-paying ability will not adversely affect the rating on the Certificates.

          Rating Agencies:  Any nationally recognized statistical rating
          ---------------
organization, or any successor thereto, that rated the Certificates at the request of the Depositor at the time of their initial issuance. If such organization or successor is no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee.

          Realized Loss:  An amount determined by the Servicer and evidenced by
          -------------
an Officers' Certificate delivered to the Trustee, in connection with any Liquidated Loan equal to (a) with respect to any Liquidated Loan (other than a Liquidated Loan with respect to which a Bankruptcy Loss has occurred), the excess of the Principal Balance of such Liquidated Loan plus interest thereon at a rate equal to the sum of the applicable Net Mortgage Rate and the Administrative Fee Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation, over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the outstanding principal balance of the Mortgage Loan over the principal amount as reduced in connection with the proceeding resulting in the Deficient Valuation,
(c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate or (d) with respect to any Mortgage Loan which has been purchased by the Depositor or a Servicer pursuant to Section 2.01, 2.02, 2.03 or 2.04 hereof or the related Warranty and Servicing Agreement, the excess, if any, of the amount calculated as set forth in (a) of the definition of Purchase Price over the amount calculated as set forth in (b) of the definition of Purchase Price.

          Record Date:  With respect to any Distribution Date, the close of
          -----------
business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

          REMIC:  A real estate mortgage investment conduit, as defined in the
          -----
Code.

          REMIC I:  A segregated pool of assets, with respect to which a REMIC
          -------
election is to be made, consisting of (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, (ii) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise, (iv) the Primary Mortgage Insurance Policies, the Special Hazard Insurance Policy, the Pool Insurance Policy, the Mortgagor Bankruptcy Bond and any other insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.03 hereof and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          REMIC I Certificates:  The Class 1-RS Certificates.
          --------------------

          REMIC II:  The segregated pool of assets consisting of the
          --------
Uncertificated REMIC I Regular Interests, conveyed in trust to the Trustee for the benefit of the holders of the REMIC II Certificates pursuant to this Agreement, with respect to which a separate REMIC election is to be made.


          REMIC II Certificates:  Any of the Class 1-A, Class 1-B, Class 1-C,
          ---------------------
Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H, Class 1-M and Class 1-R Certificates.

          REMIC Provisions:  Provisions of the federal income tax law relating
          ----------------
to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Property:  Any Mortgaged Property acquired in foreclosure or by
          ------------
deed-in-lieu of foreclosure.

          Replacement Mortgage Loan:  A "Qualified Substitute Mortgage Loan" as
          -------------------------
defined in each Warranty and Servicing Agreement.

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
insurance policy that is required to be maintained from time to time under this Agreement or the related Warranty and Servicing Agreement in respect of such Mortgage Loan, including each Primary Mortgage Insurance Policy, each standard hazard and flood insurance policy, the Special Hazard Insurance Policy, the Pool Insurance Policy and the Bankruptcy Bond.

          Responsible Officer:  When used with respect to the Trustee, the
          -------------------
Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          S&P:  Standard & Poor's Corporation.
          ---

          SAIF:  The Savings Association Insurance Fund.
          ----

          Seller:  Each of _____________ and ______________, as to a Mortgage
          ------
Loan sold by such party.

          Servicer:  Each of _____________ and ______________, with respect to
          --------
any Mortgage Loan under the related Warranty and Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Warranty and Servicing Agreement.

          Servicer Advance Date:  The date on which a Servicer is required to
          ---------------------
make a Monthly Advance pursuant to the related Warranty and Servicing Agreement.

          Servicer Remittance Date:  The date on or before which a Servicer is
          ------------------------
required to remit amounts collected on Mortgage Loans to the Trustee, as set forth in the related Warranty and Servicing Agreement.

          Servicing Fee:  With respect to each Mortgage Loan, the Servicing Fee
          -------------
set forth in the related Warranty and Servicing Agreement.

          Servicing Fee Rate:  With respect to each Mortgage Loan, the fixed
          ------------------
percentage amount set forth in the Mortgage Loan Schedule.

          Servicing Officer:  Any officer of a Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee on the Delivery Date by the related Servicer pursuant to this Agreement, as such list may from time to time be amended.

          Special Hazard:  Any risk of direct physical loss which may be
          --------------
suffered by a Mortgaged Property, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy, or blanket policy in respect thereof (without regard to any portion of the loss not covered by reason of any deductible thereunder), maintained in respect of such Mortgaged Property pursuant to Section 3.03 and (ii) any loss caused by or resulting from:

          (a) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin, or insects;

          (b) smog, smoke, vapor, liquid or dust discharge from agricultural or industrial operations; pollution; contamination;

          (c) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings;

          (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril insured against in this policy;

          (e) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack: (i) by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; (ii) by military, naval or air forces; or (iii) by an agent of any such government, power, authority or forces;

          (f) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;

          (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade; or

          (h) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss.

          Special Hazard Insurance Policy:  With respect to the Mortgage Loans,
          -------------------------------
credit support which is provided by a Special Hazard Insurance Policy, a specimen of which is attached as Exhibit G hereto, or any replacement policy obtained pursuant to Section 4.10 of the related Warranty and Servicing Agreement.

          Special Hazard Insurer:  ________________________, a ___________
          ----------------------
property and casualty insurance company, or any successor thereto, or the named insurer in any replacement policy obtained pursuant to the related Warranty and Servicing Agreement.

          Special Hazard Loss:  With respect to any Mortgage Loan which has been
          -------------------
finally liquidated in connection with a Special Hazard, and for which a claim could not be made under the Special Hazard Insurance Policy because the amount available under such Policy has been reduced to zero or for which such a claim was made but the full amount of such claim was not paid, an amount (not less than zero or more than the amount described in (i) as follows) equal to (i) the Principal Balance of the Mortgage Loan as of the date of such liquidation, plus
(ii) interest thereon at a rate equal to the sum of the applicable Net Mortgage Rate and the Administrative Fee Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation, minus (iii) the proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan.

          Special Hazard Loss Loan:  A Mortgage Loan as to which a Special
          ------------------------
Hazard Loss has occurred.

          Stripped Interest Rate:  As to each Mortgage Loan and with respect to
          ----------------------
the Class 1-F Certificates, the rate per annum designated as "F-Strip" in Exhibit C hereto. As to each Mortgage Loan and with respect to the Class 1-G Certificates, the rate per annum designated as "G-Strip" in Exhibit C hereto.

          Trust Fund:  REMIC I and REMIC II.
          ----------

          Trustee:  ___________________, a ________________, not in its
          -------
individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

          Trustee Fee:  The fee payable to the Trustee for its services as
          -----------
Trustee hereunder, in an amount equal to the Trustee Fee Rate multiplied by the Principal Balance of the Mortgage Loans.

          Trustee Fee Rate:  ___% per annum.
          ----------------

          Uncertificated Accrued Interest:  With respect to each Distribution
          -------------------------------
Date, (i) as to the Uncertificated REMIC I Regular Interest U, an amount equal to the aggregate amount of the Interest Distribution Amount that would result under the terms of the definition thereof on the Class 1-R Certificates, if the Certificate Rate on such Class were equal to the Uncertificated Certificate Rate, (ii) as to the Uncertificated REMIC I Regular Interest V, an amount equal to the aggregate amount of the Interest Distribution Amount that would result under the terms of the definition thereof on the Class 1-A, 1-B, 1-E and 1-M Certificates, if the Certificate Rate on such Classes were equal to the Uncertificated Certificate Rate, (iii) as to the Uncertificated REMIC I Regular Interest W, an amount equal to the aggregate amount of the Interest Distribution Amount that would result under the terms of the definition thereof on the Class 1-C Certificates if the Certificate Rate on such Class were equal to the Uncertificated Certificate Rate, (iv) as to the Uncertificated REMIC I Regular Interest X, an amount equal to the aggregate amount of the Interest Distribution Amount that would result under the terms of the definition thereof on the Class 1-F Certificates if the Certificate Rate on such Class were equal to the Uncertificated Certificate Rate and (v) as to the Uncertificated REMIC I Regular Interest Y, an amount equal to the aggregate amount of the Interest Distribution Amount that would result under the terms of the definition thereof on the Class 1-G Certificates if the Certificate Rate on such Class were equal to the Uncertificated Certificate Rate.

          Uncertificated Certificate Rate:  With respect to the Uncertificated
          -------------------------------
REMIC I Regular Interests U, V, and W, ___%. With respect to Uncertificated REMIC I Regular Interests X and Y, the weighted average of the Stripped Interest Rates on the aggregate Principal Balance of all Class 1-F Mortgage Loans and Class 1-G Mortgage Loans, respectively, reduced by the Principal Balance of any Class 1-F Mortgage Loans or Class 1-G Mortgage Loans, as appropriate, with respect to which title to the related Mortgage Property has been acquired by or on behalf of the Trustee for the benefit of the Certificateholders.

          Uncertificated Notional Principal Balance:  With respect to
          -----------------------------------------
Uncertificated REMIC I Regular Interest X, the aggregate Principal Balance of all Class 1-F Mortgage Loans, and with respect to Uncertificated REMIC I Regular Interest Y, the aggregate Principal Balance of all Class 1-G Mortgage Loans, in each case reduced by the Principal Balance of any Class 1-F Mortgage Loans or Class 1-G Mortgage Loans, as appropriate, with respect to which title has been acquired by or on behalf of the Trustee for the benefit of the Certificateholders. With respect to each Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to (i) $_________ with respect to Uncertificated REMIC I Regular Interest U, $__________ with respect to Uncertificated REMIC I Regular Interest V, $__________ with respect to Uncertificated REMIC I Regular Interest W, $______ with respect to Uncertificated REMIC I Regular Interest X, $______ with respect to Uncertificated REMIC I Regular Interest Y, and $______ with respect to Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to
Section 4.04(c).

          Uncertificated REMIC I Regular Interest U:  An uncertificated partial
          -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class 1-R Certificates and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates, and which bears interest at ___% per annum.

          Uncertificated REMIC I Regular Interest V:  An uncertificated partial
          -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class 1-A, 1-B, 1-E and 1-M Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at ___% per annum.

          Uncertificated REMIC I Regular Interest W:  An uncertificated partial
          -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class 1-C Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at ___% per annum.

          Uncertificated REMIC I Regular Interest X:  An uncertificated partial
          -----------------------------------------
undivided beneficial ownership interest in REMIC I having no principal balance, and which bears interest at a rate equal to the weighted average of the Stripped Interest Rates on the aggregate Principal Balance of all Class 1-F Mortgage Loans.

          Uncertificated REMIC I Regular Interest Y:  An uncertificated partial
          -----------------------------------------
undivided beneficial ownership interest in REMIC I having no principal balance, and which bears interest at a rate equal to the weighted average of the Stripped Interest Rates on the aggregate Principal Balance of all Class 1-G Mortgage Loans.

          Uncertificated REMIC I Regular Interest Z:  An uncertificated partial
          -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class 1-H Certificates and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates, and which bears no interest.

          Uncertificated REMIC I Regular Interest U Distribution Amount.  With
          -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest U for such Distribution Date pursuant to Section 4.04.

          Uncertificated REMIC I Regular Interest V Distribution Amount.  With
          -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 4.04.

          Uncertificated REMIC I Regular Interest W Distribution Amount.  With
          -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W for such Distribution Date pursuant to Section 4.04.

          Uncertificated REMIC I Regular Interest X Distribution Amount.  With
          -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.04.

          Uncertificated REMIC I Regular Interest Y Distribution Amount.  With
          -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.04.

          Uncertificated REMIC I Regular Interest Z Distribution Amount.  With
          -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.04.

          Uncertificated REMIC I Regular Interest Distribution Amounts:  The
          ------------------------------------------------------------
Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount.

          Uncertificated REMIC I Regular Interests:  The Uncertificated REMIC I
          ----------------------------------------
Regular Interest U, Uncertificated REMIC I Interest V, Uncertificated REMIC I Regular Interest W, Uncertificated REMIC I Regular Interest X, Uncertificated REMIC I Regular Interest Y, and Uncertificated REMIC I Regular Interest Z.

          Variable Certificate Rate:  The weighted average, as determined as of
          -------------------------
the Due Date occurring in the month preceding the applicable Distribution Date, after giving effect to principal payments made on such date, of the Stripped Interest Rates for each of the Class 1-F or Class 1-G Mortgage Loans applicable to the Class 1-F or Class 1-G Certificates, as appropriate.

          Variable Rate Certificates:  The Class 1-F Certificates and the Class
          --------------------------
1-G Certificates.

          Voting Rights:  The portion of the aggregate voting rights of all the
          -------------
Certificates evidenced by a Certificate. At any time that any of the Priority Certificates or the Class 1-M Certificates are outstanding, ___% of all Voting Rights will be allocated among the holders of the Class 1-A, Class 1-B, Class 1-C, Class 1-E, Class 1-H, Class 1-M and Class 1-R Certificates, in proportion to their then outstanding Certificate Principal Balances, and __%, __%, __% and __% of all Voting Rights will be allocated among holders of the Class 1-D, Class 1-F, Class 1-G and Class 1-RS Certificates, respectively, in proportion to the percentage interests evidenced by their respective Certificate Principal Balances or interests.

          Warranty and Servicing Agreement:  Each of (a) the Seller's Warranties
          --------------------------------
and Servicing Agreement dated as of ___________, ____ between __________ and ___________, and (b) the Seller's Warranties and Servicing Agreement dated as of
___________, ____ between _______ and ________.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01  Conveyance of Mortgage Loans.
                        ----------------------------

          The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in Exhibit C to this Agreement, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, which Mortgage Loans the Depositor causes to be delivered to the Trustee on or prior to the Delivery Date, together with the Mortgage Files relating to the Mortgage Loans, (b) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise, (c) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, (d) the Primary Mortgage Insurance Policies, the Special Hazard Insurance Policy, the Pool Insurance Policy, the Mortgagor Bankruptcy Bond and any other insurance policies with respect to the Mortgage Loans, (e) the rights of the Depositor assigned to the Trustee pursuant to
Section 2.03 hereof and (f) all proceeds of the conversion, voluntary or involuntary, or any of the foregoing into cash or other liquid property.

          The Depositor shall or shall cause the related Servicer to, at the Depositor's expense, promptly record or cause to be recorded in the appropriate public real property or other records the assignments required by this Agreement.

          In connection with any such transfer and assignment, the Depositor shall deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the Mortgage Note, endorsed in blank, with all intervening endorsements showing a complete chain or endorsement from the originator to the last endorser, and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument certified by the relevant public recording office in those instances in which the public recording office retains the original;

                 (ii) the original Mortgage, and any intervening assignment thereof, in each case as recorded, with evidence of recording indicated thereon, or a copy of the Mortgage (and any such assignment) certified by the applicable public recording office to be a true and complete copy of the recorded original thereof, or in the case of an intervening assignment a copy of such assignment certified by the Servicer to be a true and complete copy of the original assignment submitted or to be submitted for recording;

                (iii) an original assignment from the last preceding assignee in blank;

                 (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule;

                  (v) the original or a copy of each Primary Mortgage Insurance Policy and riders for those Mortgage Loans identified on the Mortgage Loan Schedule as having a Loan-to-Value at origination greater than 80%; and

                 (vi) the original title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company with the original policy of title insurance to be delivered within 120 days of the Delivery Date. The policy must affirmatively insure against encroachments by or upon the Mortgage Property or any interest therein.

          In the event that, in connection with any Mortgage Loan the Depositor cannot deliver the original recorded Mortgage or an original recorded assignment, assumption agreement or modification agreement of the Mortgage with evidence of recording thereon (other than the assignment referred to in Section 2.01(iii)) concurrently with the execution and delivery hereof, the Depositor shall deliver, or cause the Servicer to deliver, to the Trustee a true copy of such Mortgage, assignment, assumption or modification agreement of the Mortgage certified by the Depositor to be a true and complete copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies reasonably acceptable to the Depositor, evidencing that such Mortgage or assignment of the Mortgage has been delivered to the appropriate public recording official for recordation. The Depositor shall promptly deliver, or cause the Servicer to deliver, to the Trustee (i) such original Mortgage or assignment of the Mortgage with evidence of recording indicated thereon or a photocopy of such Mortgage or assignment certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official or from the Servicer, and (ii) upon discovery of any defect or omission in the deliveries of any of items (ii) through (v) above with respect to any mortgage Loan, a correct and complete document or instrument meeting the requirements of such item or a certified copy thereof, certified by the relevant recording office, but in no event shall any such delivery be made later than 180 days following the date of initial issuance of the Certificates. From time to time the Servicers may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

          The Trustee shall complete the endorsement of the Mortgage Note referred to in (i) above and the assignment of Mortgage referred to in (iii) above to ________, as trustee for the benefit of the holders of the Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series _____ under the Pooling and Servicing Agreement dated as of ________, 199__. The Depositor shall or shall cause the Servicer to promptly record in the appropriate public office for real property records each original assignment referred to in (iii) above with respect to each Mortgaged Property, and the Trustee shall release any such assignment to the Depositor for such purpose. If any assignment is returned unrecorded to the Depositor because of any defect therein, the Depositor shall cure or correct such defect and cause such assignment to be recorded in accordance with this paragraph or, if the Depositor does not cure or correct such defect or in the event such defect cannot be so cured, the Depositor shall either (a) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution shall be accomplished within the time period specified in Section 2.05, in the manner and subject to the conditions set forth in Section 2.03 and the terms and conditions with respect to substitution in Section 2.05; or (b) purchase such Mortgage Loan at the Purchase Price therefor. The Trustee shall give notice in writing to the Rating Agencies in the event of either (a) or (b) above.

          In the case of the Mortgage Loans that have been prepaid in full after the cut-off Date and prior to the Delivery Date the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the related Custodial Account the amount with respect to such payment that is required to be deposited in the Custodial Account pursuant to the related Warranty and Servicing Agreement and will provide the Trustee with written notice of such prepayment.

          SECTION 2.02  Acceptance by Trustee.
                        ---------------------

          The Trustee will hold the documents referred to in Section 2.01 above and the other documents constituting a part of the Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery or this Agreement the Trustee shall provide the Depositor with an initial certification in the form set forth in Exhibit D hereto, subject to any exceptions noted therein, acknowledging receipt of (a) an original Mortgage Note, endorsed as provided in Section 2.01(i) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule, and (b) a number of Mortgage Files equal to the number of Mortgage Loans included in the Mortgage Loan Schedule as of the Delivery Date, which have not been reviewed except as set forth in (a) above. Within 15 days after the execution and delivery of this Agreement, the Trustee shall provide the Depositor with an interim certification in the form set forth in Exhibit D hereto, subject to any exceptions noted therein, acknowledging receipt of an original Mortgage (or a certified copy thereof, as provided in Section 2.01(ii)) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and acknowledging that each Mortgage Note has been endorsed and that each assignment of Mortgage has been completed by the Trustee in accordance with Section 2.01. Within 60 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to
Section 2.01 hereof are in its possession, and shall deliver to the Depositor a certification (the "Final Certification") in the form set forth as Exhibit E hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan
Schedule: (i) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i)-(ii), (iv) and (vi) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File and (iv) each Mortgage Note has been endorsed and each assignment of mortgage has been prepared as provided in Section 2.01 thereof. The Trustee shall deliver to the Servicers a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of (i)-(iv) above, the Trustee shall promptly notify the Servicer and the Depositor in writing, and request that such Servicer correct or cure such defect within 60 days from the date the Servicer was so notified of such defect and, if the Servicer does not correct or cure such defect within such period, that the Servicer pursuant to the assignment by the Depositor to the Trustee for the benefit of the Certificateholders of the benefit of the Servicer's obligation to repurchase defective Mortgage Loans, either (a) substitute for the related Mortgage Loan a Replacement Mortgage Loan or Loans, which substitution shall be accomplished within the time period set forth in Section 2.05, in the manner and subject to the conditions set forth in
Section 2.03 and the terms and conditions with respect to substitution in
Section 2.05; or (b) purchase such Mortgage Loan from the Trust Fund at the Purchase Price therefor. The Purchase Price for any such Mortgage Loan shall be deposited by the Servicer in the Custodial Account maintained by the Servicer pursuant to the related Warranty and Servicing Agreement and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer (which notification shall include a statement as to the accuracy of the Purchase Price), the Trustee shall release the related Mortgage File to the Servicer, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Servicer, or a designee, title (to the extent that such title was transferred to the Trustee) to any Mortgage Loan released pursuant hereto.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein.

          It is understood and agreed that the obligation of the Servicer under the related Warranty and Servicing Agreement to substitute for or to purchase any Mortgage Loan which does not meet the requirements of this Section 2.02
(i) - (iv) above shall constitute the sole remedy respecting such defect available to the Trustee.

          SECTION 2.03  Representations, Warranties and
                        -------------------------------
                        Covenants of the Depositor as to
                        --------------------------------
                        the Mortgage Loans.
                        ------------------

          The Depositor hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights and obligations under each Warranty and Servicing Agreement, including, but not limited to, the right to require the Servicer to repurchase or substitute for defective Mortgage Loans under certain circumstances, as contained in the related Warranty and

Servicing Agreement. The Trustee shall enforce the provisions of the Warranty and Servicing Agreements relating to the administration and servicing of the Mortgage Loans serviced thereunder in accordance with the provisions of Article III and subject to the provisions of Article VIII. The Depositor hereby additionally represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that:

                  (i) as of the Cut-off Date, no Mortgage Loan is more than 30 days delinquent in payment of principal and interest;

                 (ii) the information set forth in the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is furnished;

                (iii) as of the date of the initial issuance of the Certificates, and except as set forth in the Mortgage Loan Schedule, no Mortgage Loan has an initial Loan-to-Value Ratio in excess of 90.0%;

                 (iv) the Mortgaged Property consists of a single parcel of real property with a detached single-family residence or an attached or detached dwelling in a planned unit development; and the residence or dwelling is not a mobile home or a manufactured dwelling; and

                  (v) immediately prior to the date of the initial issuance of the Certificates, the Depositor had good title to each Mortgage Loan and each such Mortgage Loan was free of offsets, defenses or counterclaims.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee (or upon written notice thereof from any Certificateholder) of a breach or breaches of any of the representations and warranties set forth in this Section 2.03 or in a Warranty and Servicing Agreement that materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach or breaches shall give prompt written notice to the other parties. The Trustee shall promptly notify the related Servicer of such breach and request that the Servicer correct or cure such breach within 60 days from the date the Servicer was notified in writing of such breach and, if such

Servicer does not correct or cure such breach within such period, or if such breach cannot be so cured, that such Servicer, if and to the extent that the Servicer is obligated to under the related Warranty and Servicing Agreement, either (a) substitute for such Mortgage Loan a Replacement Mortgage Loan or Loans, which substitution shall be accomplished within the time period specified in Section 2.05, in the manner and subject to the conditions set forth in this Section and the terms and conditions with respect to substitution in Section 2.05; or (b) purchase the affected Mortgage Loan at the Purchase Price therefore. If the Servicer fails to substitute for or repurchase any Mortgage Loan with respect to which a material breach of any representation or warranty made by the Depositor pursuant to this Section 2.04 has occurred, the Depositor shall substitute for or repurchase the Mortgage Loan as provided above.

          Subject to the terms and conditions set forth in Section 2.05 with respect to such substitution, as to any Replacement Mortgage Loan or Loans, the related Servicer or the Depositor, as the case may be, shall deliver to the Trustee for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer or remitted by the Servicer to the Depositor, as the case may be, on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on such Deleted Mortgage Loan for such month and thereafter such Servicer or the Depositor, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Warranty and Servicing Agreement in all respects, the Servicer shall be deemed to have made the representations and warranties with respect to any Mortgage Loan contained in the related Warranty and Servicing Agreement, as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Replacement Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.03. Upon any such substitution, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the related Servicer or the Depositor, as the case may be, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in such Person, or its respective designee to any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          In the event that a Person shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price signed by a Servicing Officer, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the related Servicer or the Depositor, as the case may be, and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in such related Servicer or the Depositor, or the respective designee of either, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.03. In the event that the related Servicer does not repurchase or substitute for a Mortgage Loan as to which a material breach with respect to any representation or warranty contained in this Section 2.03 has occurred and is continuing, which breach materially and adversely affects the interests of the Certificateholders on the related Mortgage Loan, the Depositor shall either repurchase such Mortgage Loan or substitute a Replacement Mortgage Loan, in the manner specified in this Section
2.03. It is understood and agreed that the obligation under this Agreement or under the Warranty and Servicing Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on their behalf, except as provided in Section
2.04 hereof.

          SECTION 2.04  Representations and Warranties
                        ------------------------------
                        of Servicers.
                        ------------

          (a) Upon the discovery by the Depositor, a Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties made in a Warranty and Servicing Agreement in respect of any Mortgage Loan, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the related Servicer of such breach and request that such Servicer cure such breach within 90 days from the date the Trustee discovers, or received written notification of, such breach, and if such Servicer does not cure such breach in all material respects, the related Servicer, if and to the extent that such Servicer is obligated to do so under the related Warranty and Servicing Agreement, shall either (a) substitute a Replacement Mortgage

Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in Section 2.05 and shall be subject to the conditions set forth in the related Warranty and Servicing Agreement and Section 2.05, or (b) purchase such Mortgage Loan held for the benefit of the Certificateholders from the Trustee at the Purchase Price and in the manner set forth in the related Warranty and Servicing Agreement. Upon receipt by the Trustee of written notification (which notification shall include a statement as to the accuracy of such Purchase Price) of the deposit of the Purchase Price pursuant to the Warranty and Servicing Agreement by the Servicer signed by a Servicing Officer, the Trustee shall release the related Mortgage File to the Servicer and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) to any Mortgage Loan purchased pursuant to this Section 2.04(a) in such Servicer or its respective designees. Except as set forth in Section 2.04(b) hereof, it is understood and agreed that the obligation of such Servicer to substitute for or to purchase any Mortgage Loan as to which such breach (or breaches) has occurred and is continuing shall constitute the sole remedy respecting such breach or breaches available to the Trustee on behalf of the Certificateholders.

          (b) In the case of a Mortgage Loan that a Servicer becomes obligated to purchase pursuant to Section 2.04(a) hereof, the Trustee shall, so long as all advances are being made in respect of such Mortgage Loan pursuant to the related Warranty and Servicing Agreement, first require the Servicer to substitute for or to purchase such Mortgage Loan pursuant to Section 2.04(a) hereof and second, if such Servicer has defaulted in its obligation to substitute for or to purchase Such Mortgage Loan (but without relieving it of its obligation to make such purchase), present claims under the relevant Required Insurance Policies to the extent the Trustee believes any such Required Insurance Policy may cover the loss in respect of such Mortgage Loan.

          SECTION 2.05  Substitution.
                        ------------

          The Depositor or the applicable Servicer may substitute a Replacement Mortgage Loan or Loans for any Mortgage Loan required to be repurchased pursuant to Section 2.01, 2.02, 2.03 or 2.04 or the applicable Warranty and Servicing Agreement, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or the applicable Warranty and Servicing Agreement; provided that any such substitution must be effected within three months after the Delivery Date (or within two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(A)(ii) of the Code) and must be accompanied by an Officers' Certificate delivered to the Trustee, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause REMIC I or REMIC II to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Person desiring to make such substitution.

          In connection with the substitution of one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Trustee will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Depositor or the Servicer, as the case may be, shall deposit the amount of such shortfall into the Certificate Account on the day of substitution, without any reimbursement therefor. The Depositor or the Servicer, as the case may be, shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          SECTION 2.06  Issuance of Certificates Evidencing
                        -----------------------------------
                        Interest in REMIC I.
                        -------------------

          The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Class 1-RS Certificates in authorized denominations which, together with Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the Class 1-RS Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class 1-RS Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class 1-RS Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

          SECTION 2.07  Conveyance of Uncertificated REMIC I
                        ------------------------------------
                        Regular Interests: Acceptance by
                        --------------------------------
                        the Trustee.
                        -----------

          The Depositor, as of the Delivery Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class 1-A, Class 1-B, Class 1-C, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H, Class 1-M and Class 1-R Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class 1-A, Class 1-B, Class 1-C, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H, Class 1-M and Class 1-R Certificateholders. The rights of the REMIC II Certificateholders to receive distributions from the proceeds of REMIC II in respect of such Certificates, and all ownership interests of the Class 1-A, Class I-B, Class 1-C, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H, Class 1-M and Class 1-R Certificateholders in such distributions, shall be as set forth in this Agreement.

          SECTION 2.08  Issuance of Certificates Evidencing
                        -----------------------------------
                        Interest in REMIC II.
                        --------------------

          The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, currently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Depositor, the Class 1-A, Class 1-B, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H, Class 1-M and Class 1-R Certificates in authorized denominations evidencing ownership of the entire REMIC II.

          SECTION 2.09  REMIC Provisions.
                        ----------------

          (a) The Depositor hereby elects and authorizes the Trustee to treat REMIC I and REMIC II as separate REMICs under the Code. This Agreement shall be construed so as to carry out the intention of the Depositor that REMIC I and REMIC II each be treated as a REMIC at all times prior to the date on which final payment is made (or made available on demand) to the Holders of any Class 1-A, Class 1-B, Class 1-C, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H and Class 1-M. The Delivery Date is hereby designated as the "startup day" of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in REMIC II shall consist of the Priority Certificates (other than the Class 1-R Certificates) and the Class 1-M Certificates. The Class 1-R Certificates shall be designated as the "regular interest" (within the meaning of the Section 860G of the Code) in REMIC II. The "regular interests" (within the meaning of
Section 860G of the Code) in REMIC I shall consist of the Uncertificated REMIC I Regular Interests and the "residual interest" (within the meaning of Section 860G of the Code) in REMIC I shall consist of the Class 1-RS Certificates.

          (b) The Holder of the Class 1-R Certificates shall act as the "tax matters person" (within the meaning of the REMIC Provisions and Section 6231(a)(7) of the Code) with respect to REMIC II and the Holder of the Class 1-RS Certificates shall act as the "tax matters person" with respect to REMIC I. By its acceptance of the Class 1-R Certificate or the Class 1-RS Certificates, a Holder shall have agreed to such appointment and shall have consented to the appointment of the Trustee as agent to act on behalf of the applicable REMIC I pursuant to the specific duties outlined in Section 2.09(d).

          (c) The Holder of the Class 1-RS Certificates and the Holder of the Class 1-R Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to REMIC I and REMIC II, respectively, under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain from amounts otherwise distributable to the Holders of the Class 1-RS and Class 1-R Certificates, the amount of such tax in the event such Holders do not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the Certificateholders in accordance with the provisions set forth in Section 4.02. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement.

          (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of REMIC I and REMIC II and in such capacity the Trustee shall: (a) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for REMIC I and REMIC II when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of REMIC I and REMIC II in compliance with the Code and shall provide copies of such returns as required by the Code; (b) make an election, on behalf of each of REMIC I and REMIC II, to be treated as a REMIC on the federal tax return of each of REMIC I and REMIC II for its first taxable year, in accordance with the REMIC Provisions; and (c) prepare and forward, or cause to be prepared, and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to the REMIC as is in its possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection. In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also: (a) represent REMIC I and REMIC II in any audit, controversy or judicial proceeding relating to a governmental taxing authority; and (b) cause to be paid solely from the sources and in accordance with Section 2.09(c) the amount of any taxes imposed on REMIC I or REMIC II when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

          (e) The Trustee, the Depositor, the Holder of the Class 1-RS Certificates and the Holder of the Class 1-RS Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of REMIC I and REMIC II as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class 1-R Certificates or the Class 1-R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon either REMIC I or REMIC II (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action or as otherwise provided in Section 8.05) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to either REMIC I or REMIC II or the assets therein, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class I-R Certificates or the Holder of the Class 1-RS Certificates, as the case may be, will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either REMIC, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing than an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten (10) days after the Delivery Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Depositor shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor or the related Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

          (f) The Maturity Date for each of the Uncertificated REMIC I Regular Interests and each of the regular interests in REMIC I is as follows:

Uncertificated REMIC I     Regular  Interest  U:
Uncertificated REMIC I     Regular  Interest  V:
Uncertificated REMIC I     Regular  Interest  W:
Uncertificated REMIC I     Regular  Interest  X:
Uncertificated REMIC I     Regular  Interest  Y:
Uncertificated REMIC I     Regular  Interest  Z:
Class 1-A Certificates:
Class 1-B Certificates:
Class 1-C Certificates:
Class 1-D Certificates:
Class 1-E Certificates:
Class 1-F Certificates:
Class 1-G Certificates:
Class 1-H Certificates:
Class 1-M Certificates:

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01  Servicing Standard.
                        ------------------

          Except as otherwise provided in Section 2.09, any funds advanced by the Servicers as necessary for the purpose of effecting the timely payment of taxes on the Mortgaged Property assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or planned unit development association dues, or comparable items that are not timely paid by the Mortgagors shall be recoverable by the related Servicer out of payments by the related Mortgagor or out of Liquidation Proceeds or Insurance Proceeds to the extent permitted by the applicable Warranty and Servicing Agreement. All costs incurred by the related Servicers in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. Each Servicer shall be entitled to retain an amount in respect of each interest payment on a Mortgage Loan equal to the Servicing Fee, and such other amounts as provided in this Agreement and the applicable Warranty and Servicing Agreement.

          SECTION 3.02  Enforcement of the Obligations of
                        ---------------------------------
                        Servicers.
                        ---------

          (a) The Trustee and the related Servicer may enter into amendments to the Warranty and Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement; and provided further, that the substance of any such material amendment or material change shall be transmitted promptly to the Depositor and the Rating Agencies.

          (b) The Trustee, for the benefit of the Depositor and the Certificateholders, shall enforce the obligations of each Servicer under the related Warranty and Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Warranty and Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Trustee, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Trustee shall not waive any event of default by a Servicer under the Warranty and Servicing Agreement which is a failure to remit any payment required to be made by such

Servicer that would result in an Event of Default under this Agreement.

          (c) During the term of this Agreement, the Trustee shall consult fully with each of the Servicers as may be necessary from time to time to perform and carry out the Trustee's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Trustee by each Servicer and otherwise exercise reasonable efforts to cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Warranty and Servicing Agreement. If any Servicer materially breaches or fails to perform or observe any material obligations or conditions of its Warranty and Servicing Agreement, the Trustee shall promptly deliver to the Depositor an Officers' Certificate certifying that such Servicer is in default and describing the events and circumstances giving rise to the default and what action (if any) has been, or is to be, taken by the Servicer to cure the default and setting forth the action to be taken by the Trustee.

          SECTION 3.03  Rights of the Depositor in Respect of
                        -------------------------------------
                        the Trustee and the Servicers.
                        -----------------------------

          The Depositor shall not have any responsibility or liability for any action or failure to act by the Trustee or the Servicers and is not obligated to supervise the performance of the Trustee or the Servicers hereunder or otherwise.

          SECTION 3.04  Custodial Accounts.
                        ------------------

          Each Servicer will, pursuant to the related Warranty and Servicing Agreement, be required to establish and maintain one or more Custodial Accounts. The Servicer will be required thereby to deposit into the Custodial Account on a daily basis all proceeds of Mortgage Loans received by the Servicer, subject to withdrawal to the extent permitted by such Warranty and Servicing Agreement.
The Servicer may deduct from each remittance, as provided above, an amount equal to the Servicing Fee to which it is then entitled pursuant to the Warranty and Servicing Agreement, to the extent not previously paid to or retained by it.

          SECTION 3.05  Collection of Taxes, Assessments and
                        -------------------------------------
                        Similar Items; Escrow Accounts.
                        ------------------------------

          In addition to the Custodial Accounts, the Servicers, pursuant to the Warranty and Servicing Agreements, will be required to establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by Servicers) for the payment of taxes, assessments, hazard insurance premiums and

Primary Mortgage Insurance Policy premiums or comparable items for the account of the Mortgagors.

          SECTION 3.06  Access to Certain Documentation and
                        -----------------------------------
                        Information Regarding the Mortgage
                        -----------------------------------
                        Loans.
                        -----

          In order to permit any Person to comply with Sections 171 and 1276 of the Code, the Trustee shall, upon request, furnish such Person with a statement setting forth the number and principal balance of Mortgage Loans that were originated before September 27, 1985 and before July 18, 1984, respectively.

          SECTION 3.07  Maintenance of the Pool Insurance Policy,
                        -----------------------------------------
                        Primary Mortgage Insurance Policies,
                        ------------------------------------
                        Collections Thereunder.
                        ----------------------

          The Depositor shall exercise its best reasonable efforts to maintain the Pool Insurance Policy in full force and effect throughout the term of this Agreement, unless coverage thereunder has been exhausted through payment of claims; provided that it shall be the obligation of the Trustee to pay the premiums for the Pool Insurance Policy on a timely basis to the extent of amounts received in respect of the Administrative Fee, after payment of the Trustee Fee. In the event that the Pool Insurer shall cease to be a Qualified Insurer because it shall not be qualified to transact a mortgage guaranty insurance business under the laws of the state of its principal place of business or any other state that has jurisdiction over the Pool Insurer in connection with the Pool Insurance Policy or if the Pool Insurance Policy is cancelled or terminated for any reason (other than the exhaustion of the total policy coverage), the Depositor shall give notice of the same to the Certificateholders and the Rating Agencies and shall exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement policy comparable to the Pool Insurance Policy with a total coverage that is equal to the then existing coverage of the Pool Insurance Policy; provided, however, that if the cost of any such replacement policy shall be greater than the cost of the Pool Insurance Policy, the amount of coverage of such replacement policy shall, unless the Depositor consents to coverage at a higher level, be reduced to a level such that the premium rate therefor shall not exceed the premium rate on such Pool Insurance Policy. In the event the Pool Insurer shall cease to be a Qualified Insurer because it is approved as an insurer by neither FHLMC nor FNMA, the Depositor agrees to review, not less often than monthly, the financial condition of the Pool Insurer with a view towards determining whether recoveries under the Pool Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Depositor determines that recoveries are so jeopardized, it shall exercise its best reasonable efforts to obtain, from another Qualified Insurer, a replacement pool insurance policy, subject to the cost limitation set forth above. Prior to obtaining any replacement pool insurance policy, the Depositor shall notify the Trustee of the replacement pool insurance policy the Depositor intends to obtain and, if the Trustee so directs, obtain a replacement pool insurance policy approved by the Trustee.

          The Trustee shall not consent to any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder or to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer whose claims paying ability is acceptable to the Rating Agencies with respect to mortgage pass-through certificates having a rating equal to that of the then applicable rating of the Certificates.

          Each Servicer, on behalf of itself, the Depositor, the Trustee, and the Certificateholders, will, pursuant to the related Warranty and Servicing Agreement, be required to present claims to the insurer under the Primary Mortgage Insurance Policy and the Pool Insurance Policy and deposit all collections thereunder in the related Custodial Account.

          SECTION 3.08  Maintenance of Hazard Insurance,
                        --------------------------------
                        the Special Hazard Insurance Policy and
                        ---------------------------------------
                        Other Insurance.
                        ---------------

          Each Warranty and Servicing Agreement shall require the related Servicer to cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements that such Mortgage Loan or its Principal Balance, whichever is less. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the related Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by the applicable Warranty and Servicing Agreement.

          The Depositor shall exercise its best reasonable efforts to maintain the Special Hazard Insurance Policy in full force and effect throughout the term of this Agreement, unless coverage thereunder has been exhausted through payment of claims; provided that it shall be the obligation of the Trustee to pay the premiums for the Special Hazard Insurance Policy on a timely basis to the extent of amounts received in respect of the

Administrative Fee, after payment of the Trustee Fee. In the event that the Special Hazard Insurance Policy shall be cancelled or terminated for any reason (other than the exhaustion of total policy coverage), the Depositor shall exercise its best reasonable efforts to obtain from another insurer, the claims-paying ability of which shall be acceptable to the Rating Agencies with respect to mortgage pass-through certificates having a rating equal to that of the then applicable rating of the Certificates, a replacement policy comparable to the Special Hazard Insurance Policy with a total coverage that is equal to the then existing coverage of the Special Hazard Insurance Policy; provided, however, that if the cost of any replacement policy shall be greater than the cost of the Special Hazard Insurance Policy at the time of such replacement, the amount of coverage of such replacement policy shall, unless the Depositor consents to coverage at a higher level, be reduced to a level such that the cost of such replacement policy shall not exceed the cost of the Special Hazard Insurance Policy at the time of such replacement. The original Special Hazard Insurance Policy shall be delivered to the Trustee on the Delivery Date.

          SECTION 3.09  Trustee to Cooperate; Release of
                        --------------------------------
                        Mortgage Files.
                        --------------

          Upon the payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by such Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Mortgage File in the form of Exhibit F the Trustee shall promptly release the related Mortgage File to such Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid
by such Servicer.   From time to time and as shall be appropriate for the
servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any Primary Mortgage Insurance Policy or any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon request of any Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer in the form of Exhibit F and reasonably acceptable to the Trustee, release the Mortgage File to such Servicer. If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by the related Warranty and Servicing Agreement the Servicer shall deliver to the Depositor or the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents to be executed by the Trustee and a Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

          SECTION 3.10  Account Statements.
                        ------------------

          Within 20 days following each Distribution Date, the Trustee shall deliver to the Depositor a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Certificate Account. The Trustee shall forward a copy of such statement upon request to the Rating Agencies.

          SECTION 3.11  Maintenance of the Mortgagor Bankruptcy
                        ---------------------------------------
                        Bond; Collections Thereunder.
                        ----------------------------

          The Depositor shall exercise its best reasonable efforts to maintain and keep the Mortgagor, Bankruptcy Bond in full force and effect throughout the term of this Agreement, unless coverage has been exhausted through payment of claims; provided that it shall be the obligation of the Trustee to pay the premiums for the Mortgagor Bankruptcy Bond on a timely basis to the extent of amounts received in respect of the Administrative Fee, after payment of the Trustee Fee. In the event that the Mortgagor Bankruptcy Bond shall be cancelled or terminated for any reason (other than the exhaustion of total policy coverage), the Depositor shall exercise its reasonable efforts to obtain from another insurer, the claims-paying ability of which shall be acceptable to the Rating Agencies with respect to mortgage pass-through certificates having a rating equal to that of the then applicable rating of the Certificates, a replacement policy comparable to the Mortgagor Bankruptcy Bond with a total coverage that is equal to the then existing coverage of the Mortgagor Bankruptcy Bond; provided, however, that if the cost of any replacement policy shall be greater than the cost of the Mortgagor Bankruptcy Bond at the time of such replacement, the amount of coverage of such replacement policy shall, unless the Depositor consents to coverage at a higher level, be reduced to a level such that the premium rate therefor shall not exceed the premium rate on such Mortgagor Bankruptcy Bond.
At the request of the Depositor, coverage under the Mortgagor Bankruptcy Bond shall be cancelled or reduced by the Trustee to the extent permitted by the Rating Agencies, provided the outstanding rating of the Certificates by the Rating Agencies at the time of such cancellation or reduction is not reduced.


                                  ARTICLE IV

          PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01  Accounts.
                        --------

          Each Servicer is required pursuant to the related Warranty and Servicing Agreement to establish and maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, a Custodial Account, which shall be an Eligible Account, into which such Servicer shall deposit all amounts, except as otherwise set forth therein, required by the terms thereof, and from which the Servicer shall withdraw such amounts as set forth therein. Funds held in any Custodial Account at any time may be delivered by a Servicer to the Trustee for deposit in an account (which may be the Certificate Account and must satisfy the standards for the Certificate Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of such Custodial Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held in such account.

          The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Servicers shall deposit all payments remitted by the Servicers on a Servicer Remittance Date under the related Warranty and Servicing Agreement all amounts received pursuant, to the presentation of claims under the Special Hazard Insurance Policy, Pool Insurance Policy and Mortgagor Bankruptcy Bond, and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee or Paying Agent. The Trustee will give notice to each Servicer, the Rating Agencies and the Depositor of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next

Distribution Date shall, if invested, be invested in Eligible Investments and shall mature not later than the Business Day immediately preceding such Distribution Date. All income and gain net of any losses realized from any such investment shall be for the benefit of the Trustee and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains not paid to the Trustee incurred in respect of any such investments shall be deposited in the Certificate Account out of the Trustee's own funds immediately as realized.

          The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

                  (i) to pay to any Servicer any amounts to which such Servicer is entitled pursuant to the related Warranty and Servicing Agreement;

                 (ii)  to make required deposits into the Expense Reserve
                       Account;

                (iii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                 (iv) to make required distributions to the Certificateholders pursuant to Section 4.02; and

                  (v) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Article IX hereof.

          The Trustee shall, prior to the Delivery Date, establish and maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Expense Reserve Account, which shall be an Eligible Account, into which the Trustee shall deposit on the Distribution Date an amount equal to the Administrative Fee with respect to the Mortgage Loans, less the applicable Trustee's Fee, upon receipt from the Servicers under the related Warranty and Servicing Agreement or otherwise. So long as it does not adversely affect the rating on the Certificates, the Expense Reserve Account may be maintained with the Trustee. The Trustee will give notice to the Rating Agencies and the Depositor of the location of the Expense Reserve Account and any change thereof, prior to the use thereof. Funds held in the Expense Reserve Account shall be invested in Eligible Investments and retained in the Expense Reserve Account and all income and other gains from investment of moneys deposited in the Expense Reserve Account shall be deposited in the Expense Reserve Account immediately upon receipt.

          Any amounts on deposit in the Expense Reserve Account shall be withdrawn from the Expense Reserve Account in the amounts required for application as follows:

          first, to the payment of the Trustee Fee to the Trustee, to the extent
          -----
     such Trustee Fee has not been paid, and

          second, to the payment of the premiums on the Special Hazard Insurance
          ------
     Policy, Pool Insurance Policy and Mortgagor Bankruptcy Bond as and when due.

          Upon the termination of the Trust Fund pursuant to the terms hereof, any amounts remaining on deposit in the Expense Reserve Account shall be paid to the Holder of the Class 1-R Certificate upon surrender for the payment of the final distribution thereon.

          SECTION 4.02  Distributions.
                        -------------

          (a) on each Distribution Date, following withdrawal by the Trustee of the Administrative Fee in accordance with Section 4.01 and any payments required pursuant to Sections 2.09(c) and 4.01, and subject to Section 4.02(b), the Trustee or Paying Agent, if any, shall apply amounts in the Certificate Account in the following order of priority:

               (i)  first, to the Holders of the Priority Certificates, in an
                    -----
     amount up to the Available Distribution Amount, in the following order of priority:

                       (A) first, to distribute to the Holders of each Class of
                           -----
               Priority Certificates their respective Interest Distribution Amounts for such Distribution Date; provided that if the Available Distribution Amount is less than the amount described in this clause (A), the Available Distribution Amount shall be distributed to each Class of Priority Certificates on a pro rata basis in accordance with their respective interest Distribution Amounts;

                       (B) second, to distribute to the Holders of Priority
                           ------
               Certificates an amount equal to the Priority Certificate Principal Distribution Amount, in reduction of their respective Certificate Principal Balances as follows:

                              (I) an amount equal to the aggregate of the
                         applicable Class 1-H Fraction of the amount distributed with respect to each Mortgage Loan and included in the Priority Certificate Principal Distribution Amount for such Distribution Date, will be distributed to the Holders of the Class 1-H Certificates; and

                              (II) the remainder of the Priority Certificates
                         Principal Distribution Amount will be distributed first to the Holders of the Class 1-R Certificates until the Certificates Principal Balance of the Class 1-R Certificates has been reduced to zero, second to the Holders of the Class 1-A Certificates until the Certificate Principal Balance of the Class 1-A Certificates has been reduced to zero, third to the Holders of the Class 1-B Certificates until the Certificate Principal Balance of the Class 1-B Certificates has been reduced to zero, fourth to the Holders of the Class 1-C Certificates until the Certificate Principal Balance of the Class 1-C Certificates has been reduced to zero, and fifth to the Holders of the Class 1-E Certificates until the Certificate Principal Balance of the Class 1-E Certificates has been reduced to zero; provided, however, that if the coverage under the Pool Insurance Policy has been exhausted and the Certificate Principal Balance of the Class 1-M Certificates has been reduced to zero, such remainder of the Priority Certificate Principal Distribution Amount will be distributed pro rata to each Class of Priority Certificates (other than the Class 1-H Certificates) in proportion to the Certificate Principal Balance of each such Class, and provided further that any amount representing a portion of a Principal Prepayment with respect to a Mortgage

                         Loan that was subject of a Debt Service Reduction in excess of the Principal Balance of such Mortgage Loan, after distribution of the Class 1-H Fraction of such amount to the Holders of the Class 1-H Certificates, will be distributed to the Holders of the remaining Priority Certificates pro rata in proportion to the Certificate Principal Balance of each such Class.

               (ii)  second, to the Holders of the Class 1-M Certificates, in an
                     ------
     amount up to the Interest Distribution Amount for such Class for such Distribution Date;

              (iii)  third, to the Holders of the Class 1-M Certificates, in an
                     -----
     amount equal to the Class 1-M Certificate Principal Distribution Amount;
     and

               (iv)  fourth, to the Holders of the Class 1-R Certificates, any
                     ------
     balance remaining.

          (b) If, on any Distribution Date, the Available Distribution Amount is less than the sum of the Interest Distribution Amount, the Priority Certificate Principal Distribution Amount and the Class 1-M Certificate Principal Distribution Amount for such Distribution Date, the amount of any shortfall that is not due to a Depletion Loss will be allocated to each Class of Certificates then outstanding on a pro rata basis in accordance with the Interest Distribution Amount for each such Class in the case of an interest shortfall and in accordance with amounts due in respect of principal in the case of a shortfall allocable to principal, and shall be distributed to such Classes of Certificates on subsequent Distribution Dates if and when subsequent recoveries are received with respect to such amounts.

          (c) The Trustee shall be responsible for the calculations with respect to distributions from the Trust Fund so long as the Trust Fund has not been terminated in accordance with this Agreement. The Trustee may conclusively rely on information provided by the Servicers pursuant to the Warranty and Servicing Agreement and shall have no duty to recompute, recalculate or verify the accuracy of such information. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each certificateholder specifying the manner in which the final distribution will be made.

          (d) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 9.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee (and Paying Agent, if any) if the Initial Certificate Principal Balance or Notional Amount evidenced by such Holder's Certificate is at least equal to $5,000,000. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

          SECTION 4.03  Subordination; Priority of Distributions.
                        ----------------------------------------

          (a) The rights of the Class 1-M Certificateholders to receive distributions in respect of the Certificates on any Distribution Date shall be subordinated to the rights of the Priority Certificates to the extent set forth herein.

          (b) The right of each Servicer to retain or to receive funds from the related Custodial Account in accordance with the related Warranty and Servicing Agreement for its Servicing Fee on each Mortgage Loan, assumption or substitution fees, late payment charges and other Mortgagor charges, reimbursement of Monthly Advances and expenses or otherwise, shall not be subordinated to the rights of Certificateholders.

          (c) Prior to each Distribution Date, the Trustee shall determine the total amount of Realized Losses, if any, recognized by the Trust Fund on Mortgage Loans during the previous Collection Period. An amount equal to any Realized Losses incurred with respect to a Depletion Loss shall be allocated on such Distribution Date (i) to the Class 1-M Certificates, pro rata among the Certificates of such Class in proportion to their outstanding Certificate Principal Balances immediately prior to such Distribution Date, unless and until the outstanding Certificate Principal Balance thereof has been reduced to zero, and (ii) thereafter to the Priority Certificates, pro rata among the Certificates of each Class of such Certificates in proportion to their outstanding Certificate Principal Balances immediately prior to such Distribution Date, provided that Depletion Losses allocated to the Priority Certificates shall be allocated first to the Class 1-H Certificates in an amount equal to the applicable Class 1-H Fraction multiplied by the Realized Loss for each respective Mortgage Loan. The amount of any Realized Loss other than a Depletion Loss, including with respect to a Special

Hazard Loss Loan, a Fraud Loss Loan or a Bankruptcy Loss Loan, will be allocated first to the Class 1-H Certificates in an amount equal to the applicable
Class 1-H Fraction multiplied by the Realized Loss for the respective Mortgage Loan, and then to each remaining Class of Certificates on a pro rata basis in accordance with the Certificate Principal Balances thereof immediately prior to such Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date.

          SECTION 4.04  Distribution on the Uncertificated
                        ----------------------------------
                        REMIC I Regular Interests.
                        -------------------------

          (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as a holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority, in each case to the extent of the Available Distribution Amount:

            (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

           (ii) In accordance with the priority set forth in Section 4.04(d), the sum of the amounts distributable on the Class 1-A, 1-B, 1-C, 1-E, 1-H, 1-M and 1-R Certificates under Section 4.02(a)(i)(B), (iii) and (iv), as allocated thereto pursuant to Section 4.02(a)(i)(B), which sum shall be applied to reduce the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interests.

          (b) The amount described in Section 4.04(a)(ii) shall be deem distributed to Uncertificated REMIC I Regular Interests U, Uncertificated REMIC I Regular Interest V, Uncertificated REMIC I Regular Interest W and Uncertificated REMIC I Regular Interest Z, respectively, with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (a) Class 1-R Certificates, (b) Class 1-A, 1-B, 1-E and 1-M Certificates, (c) Class 1-C Certificates and (d) Class-1-H Certificates, respectively, under Section 4.02(a)(i)(B) until the Uncertificated Principal Balance of each sum interest is reduced to zero.

          (c) In determining from time to time the Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount,

Realized Losses allocated to the Class 1-R Certificates under Section 4.03(c) shall be deemed allocated to Uncertificated REMIC I Regular Interest U, Realized Losses allocated to the Class 1-A, 1-B, 1-E and 1-M Certificates under Section 4.03(c) shall be deemed allocated to Uncertificated REMIC I Regular Interest V, Realized Losses allocated to the Class 1-C and Class 1-D Certificates under
Section 4.03(c) shall be deemed allocated to Uncertificated REMIC I Regular Interest W, Realized Losses allocated to the Class 1-F Certificates under
Section 4.03(c) shall be deemed allocated to Uncertificated REMIC I Regular Interest X, Realized Losses allocated to the Class 1-G Certificates under
Section 4.03(c) shall be deemed allocated to Uncertificated REMIC I Regular Interest Y and Realized Losses allocated to the Class 1-H Certificates under
Section 4.03(c) shall be deemed allocated to Uncertificated REMIC I Regular Interest Z.

          (d) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Section 4.02(a), to the Class 1-A, 1-B, 1-C, 1-D, 1-E, 1-F, 1-G, 1-H and 1-M Certificates the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.04.

          (e) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

          SECTION 4.05  Monthly Statements to
                        ---------------------
                        Certificateholders.
                        ------------------

          (a) Not later than each Distribution Date the Trustee shall cause to be forwarded by mail to each Certificateholder and the Rating Agencies a statement setting forth:

                  (i) the amount of such distribution representing principal on the Mortgage Loans, separately identifying the aggregate amount of any principal prepayments included therein, and the portion of such distribution, if any, representing a Monthly Advance of principal and the respective Certificate Principal Balances of all Classes after giving effect to such distributions;

                 (ii) the amount of such distribution representing interest on the Mortgage Loans and the portion of such distribution, if any, representing a Monthly Advance of interest;

                (iii) the aggregate Principal Balances of the Mortgage Loans as of the Close of business on such Distribution Date and the amount of Principal Prepayments received during the immediately preceding Collection Period;

                 (iv) the related amount of the Servicing Fees retained or withdrawn from a Custodial Account or the Certificate Account;

                  (v)  the amount of Monthly Advances paid by each Servicer;

                 (vi) the number of aggregate amounts of Mortgage Loans (A) delinquent (1) one month, (2) two months, (3) three months or more and (B) in foreclosure;

                (vii) the book value (within the meaning of 12 C.F.R. (S)571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (viii) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date;

                 (ix) all Monthly advances recovered during the related Collection Period;

                  (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Collection Period; and

                 (xi) the amount of any reduction in Certificate Principal Balance of any Class attributable to the application of Realized Losses thereto on the related Distribution Date.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from each Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 4.04 to each Rating Agency.

          (c) Upon reasonable advance notice in writing if required by federal regulation, the Trustee will provide to each

Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates; provided, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balance as of such dates and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.


                                   ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01  The Certificates.
                        ----------------

          The Certificates and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibits A and B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Class 1-A, Class 1-B, Class 1-C, Class 1-D, Class 1-E, Class 1-F, Class 1-G, Class 1-H, Class 1-M and Class 1-R Certificates will be issued in fully registered form only in minimum Initial Principal Balances of $25,000 and integral multiples of $1,000 in excess thereof, provided that one Certificate of each Class shall be issued in such Initial Certificate Principal Balance as may be necessary such that the aggregate Certificate Principal Balances of each such Class of Certificates equals the Initial Certificate Principal Balance for each Class and provided that one Class 1-R Certificate will be issued to _______________ as "tax matters person" pursuant to Section 2.09(b), in a minimum denomination representing a Percentage Interest of not less than ______%. The Class 1-RS Certificate will be issued as a single certificate.

          The Certificate shall be executed by manual or facsimile on behalf of the Depositor by its President or one of its Executive Vice Presidents, Senior Vice Presidents, First Vice Presidents or Vice Presidents and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Depositor shall bind the Depositor, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Section 8.10 executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 5.02  Registration of Transfer and
                        -----------------------------
                        Exchange of Certificates.
                        ------------------------

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 8.13 hereof, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar set forth in Section 8.13. Whenever any Certificates are so surrendered for exchange, the Depositor shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          (d) All Certificates surrendered for registration of transfer and exchange shall be cancelled and subsequently destroyed by the Trustee or, at its direction, by the Certificate Registrar in accordance with the Trustee's customary procedures.

          (e) Upon request, the Certificate Registrar will provide the Paying Agent the names and addresses of the Certificateholders as of the Record Date and the interest of each of them in the Trust Fund as of the Record Date.

          (f) No transfer of any Class 1-RS Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (a) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing in the forms set forth in Exhibit L and Exhibit M the facts surrounding the transfer and (b) the Depositor or the Trustee shall require an opinion of counsel satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee is obligated to register or qualify the Class 1-RS Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with such federal and state laws.

          (g) No transfer of a Class 1-M or 1-RS Certificate shall be made to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code, or a trustee of any such plan, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee with a certification as set forth in paragraph 6 of Exhibit L or Opinion of Counsel, or both at the request of the Trustee, which establishes to the satisfaction of the Depositor and the Trustee that the purchase and holding of a Certificate by or on behalf of such employee benefit plan would not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code (or comparable provisions of any subsequent enactments), would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability. The Trustee shall require that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such an employee benefit plan.

          (h) The Class 1-RS Certificate shall not be transferred, sold, pledged or otherwise disposed of to any Person having a net worth of less than $10,000,000. In the event that such Class 1-RS Certificate is proposed to be transferred, the proposed transferee shall, prior thereto, certify to the Trustee in writing that it satisfies the net worth requirement set forth in the preceding sentence.

          (i) (A) Prior to the registration of any transfer, sale, pledge or other disposition of the Class 1-RS Certificate or Class 1-R Certificate, the proposed transferee shall provide to the Trustee a "transfer affidavit" in substantially the form set forth in Exhibit J, to the effect that such transferee (a) agrees to be bound by the terms of this Agreement and any restrictions set forth on the face of the Class 1-RS Certificate or the Class 1-R Certificate, as the case may be, (b) is not a Disqualified Organization (as hereinafter defined) and (c) such other matters as may be set forth therein and a "transferor certificate" of the transferor in the form of Exhibit K.

          (B) Notwithstanding the registration in the Certificate Register of any transfer, sale, pledge or other disposition of any such Certificate to a Disqualified Organization, or if a transfer of a Class 1-R or Class 1-RS Certificate is disregarded pursuant to the provisions of proposed Treasury regulations Section 1.860E-1 or Section 1.860G-3 as such provisions may be adopted as final regulations or applied without such adoption, such registration shall be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Certificateholder for any purpose hereunder, including (but not limited to) the receipt of distributions on such Class 1-RS or Class 1-R Certificate. In addition, any transfer, sale, pledge or other disposition of any such Certificate to a Pass-Through Entity (as hereinafter defined) shall not be effective unless the proposed transferee shall have agreed in writing, in such form as the Trustee may require, to provide to the Trustee such information as the Trustee may reasonably require concerning any record interest holder or principal of such Pass-Through Entity who is or was a Disqualified Organization. Each holder of a Class 1-R or Class 1-RS Certificate shall endeavor to remain permitted holder thereof and shall promptly notify the Trustee of any change or impending change in such status. Any holder of any such Class 1-RS Certificate or Class 1-R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(i).

          (C) The restrictions described in this Section 5.02(i) shall not apply to a transfer of any such Certificate if the Trustee has received an Opinion of Counsel to the effect that the restrictions described in this Section 5.02(i) are not necessary to avoid the imposition of tax on the Trust Fund or the disqualification of the Trust Fund as a REMIC under the Code. For purposes of this Section 5.02(i), (a) "Disqualified Organization" means (x) the United States, any state or political subdivision thereof, any foreign government, any international organization (other than a cooperative described in Section 521 of the Code, that is exempt from tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (z) any organization described in Section 851 of the Code, a real estate investment company described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (y) any partnership, trust, or estate, or (z) any person holding the Class 1-R or Class 1-RS Certificate as nominee for another person. No Class 1-R or Class 1-RS Certificate shall be transferred to a non-"U.S. Person ." A "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          (j) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 5.02; provided that the Trustee shall not register the transfer of any Class 1-R or Class 1-RS Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class 1-R or Class 1-RS Certificate as set forth in this Section 5.02.

          SECTION 5.03  Mutilated, Destroyed, Lost or
                        ------------------------------
                        Stolen Certificates.
                        -------------------

          If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04  Persons Deemed Owners.
                        ---------------------

          Prior to due presentation of a certificate for registration of transfer, the Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Trustee, the Certificate Registrar nor any agent of the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

          SECTION 5.05   Access to List of Certificateholders'
                         -------------------------------------
                         Names and Addresses.
                         -------------------

          If the Trustee is not the Certificate Registrar and at any time requests the Certificate Registrar in writing to provide a list of the names and addresses of Certificateholders of the Trust Fund, the Certificate Registrar will furnish to the Trustee, within 15 days after receipt of a request, such list as of the most recent Record Date, if such form as the Trustee may reasonably require. If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (c) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to the most recent Record Date list of the Certificateholders held by the Trustee, if any. If such Record Date list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, the Trustee shall promptly request for the Certificateholders access to such list promptly upon its receipt by the Trustee. The expense of providing any such information requested by a Certificate shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee or the Certificate Registrar. Every Certificateholder, by receiving and holding a Certificate, agrees that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information wad derived.

          SECTION 5.06  Maintenance of Office or Agency.
                        -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Certificate Registrar designated in
Section 8.13 for transfer and exchange of Certificates and designates the office described in Section 8.13 as its office for purposes of receipt of such notices and demands. The Trustee will give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.


                                   ARTICLE VI

                                 THE DEPOSITOR

          SECTION 6.01  Liabilities of the Depositor.
                        ----------------------------

          The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02  Merger or Consolidation of the Depositor.
                        ----------------------------------------

          The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          SECTION 6.03  Limitation on Liability of the
                        -------------------------------
                        Depositor and Others.
                        --------------------

          Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such person against any breach of representations or warranties made by it herein or protect the Depositor or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee and the Certificateholders hereunder.
In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the Certificate Account as set forth in Section 4.01. Such withdrawal shall be accompanied by an Officer's Certificate given to the Trustee stating the reason for such withdrawal.

                                  ARTICLE VII

                                    DEFAULT

          SECTION 7.01  Events of Default.
                        -----------------

          "Event of Default," wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (i) any failure to remit to the Certificateholders, the Paying Agent or to the Trustee any payment required to be made under the terms of this Agreement or the related Warranty and Servicing Agreement, which failure shall continue unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Trustee by the Depositor or to the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

                (ii) any failure by the Trustee, the Paying Agent or the Servicer, respectively, to observe or perform in any material respect any other of the covenants or agreements on the part of the Trustee or the Paying Agent contained in this Agreement (except as set forth in (iii) below) or in failure shall continue unremedied for a period of 60 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure shall have been given to the Trustee by the Depositor, or to the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (iii) if a representation or warranty set forth in any Warranty and Servicing Agreement shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 120 days after the date on which written notice thereof shall have been given to the related Servicer by the Trustee for the benefit of the Certificateholders or by the Depositor; or

                (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against any Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                 (v) any Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Servicer or all or substantially all of the property of such Servicer; or

                (vi) any Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vii) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of any Servicer is insufficient to maintain such outstanding rating; or

              (viii) any failure of any Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to the related Warranty and Servicing Agreement which continues unremedied after 12 noon, __________ time, on the Business Day prior to the Distribution Date.

          If an Event of Default due to the actions or inaction of a Servicer described in clauses (i) - (viii) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Trustee, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, or the Depositor, with the prior written approval of the Trustee, by notice in writing to the affected Servicer (with a copy to the Rating Agencies), may direct the Trustee to terminate all of the rights and obligation of such Servicer under the Warranty and Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof in accordance with the related Warranty and Servicing Agreement.

          If an Event of Default due to the actions or inaction of the Trustee or the Paying Agent described in clauses (i) or (ii) shall occur, the Certificateholders shall have the right to terminate the rights and obligations of the Trustee hereunder as set forth in
Section 8.07.

          SECTION 7.02  Trustee to Act;Appointment of
                        -----------------------------
                        Successor.
                        ---------

          On and after the time a Servicer receives a notice of termination pursuant to Section 7.01 hereof, subject to the provisions of the related Warranty and Servicing Agreement, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under the related Warranty and Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that the Trustee shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer in the related Warranty and Servicing Agreement and shall not effect any repurchases or substitutions of any Mortgage Loan under the related Warranty and Servicing Agreement. As compensation therefore, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Custodial Account if the Servicer had continued to act thereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 7.02 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court to competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating to the Certificates as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer. Such Servicer shall be required to provide such periodic information as to the Mortgage Loans as the Trustee shall determine. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion hereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it.

          Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to the related Warranty and Servicing Agreement.

          SECTION 7.03  Notification to Certificateholders.
                        ----------------------------------

          (a) Upon any termination or appointment of a successor to a Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01  Duties of Trustee.
                        -----------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case and Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

               (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance; and

              (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

               (iv) No provision of this Agreement or the Warranty and Servicing Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Except with respect to an Event of Default of the Trustee or Paying Agent described in clauses (i) or (ii) of Section 7.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

          SECTION 8.02  Certain Matters Affecting the Trustee.
                        -------------------------------------

          (a) Except as otherwise provided in Section 8.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) the trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

             (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend and litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under circumstances in the conduct of such person's own affairs;

              (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (vi) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of

     Default that may be occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certification, statement, instrument, opinion, report, notice, request, consent order approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Trust Fund in the event that such investigation relates to an Event of Default, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

               (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

              (viii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

                (ix) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

     (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 8.03  Trustee not Liable for Certificates
                        -----------------------------------
                        or Mortgage Loans.
                        -----------------

          The recitals contained herein shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or any Servicer of any funds paid to the Depositor or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or any Servicer.

          SECTION 8.04  Trustee May Own Certificates.
                        ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05  Trustee's Expenses.
                        ------------------

          The Depositor covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement and the Warranty and Servicing Agreements (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel required or permitted to be obtained by the Trustee), except any such expense, disbursement or advance that constitutes a specific liability of the Trustee pursuant to Section 2.09(c) or any expense, disbursement or advance as may arise from the Trustee's negligence, willful misfeasance or bad faith or as a result of a breach of the Trustee's obligations hereunder. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to Section 2.09(c) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's obligations hereunder; provided that (i) with respect to any such legal action the Trustee shall have given the Depositor notice thereof promptly after the Trustee shall have knowledge thereof and (ii) while maintaining control over its own defense in any such legal action, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by the Depositor to the Trustee shall be from the Depositor's own funds, without reimbursement from the Trust Fund therefor.

          The Trustee shall be required to pay all expenses, except as expressly provided herein, incurred by it or its agents in connection with its activities hereunder and shall be entitled to reimbursement therefor as provided in this Section 8.05. The Trustee shall in no event acquire any lien upon the Trust Fund, or any claim against the Holders by reason of nonreceipt of any fees and expenses and the Trustee shall, unless and until the effective date of any resignation of the Trustee under Section 8.07, continue to perform its obligations hereunder notwithstanding such nonreceipt.

          SECTION 8.06  Eligibility Requirements for Trustee.
                        ------------------------------------

          The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

          SECTION 8.07  Resignation and Removal of Trustee.
                        ----------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, the Certificate Registrar (if other than the Trustee) and any co-registrar, and the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and (2) acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          SECTION 8.08  Successor Trustee.
                        -----------------

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Trustee fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09  Merger or Consolidation of Trustee.
                        ----------------------------------

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10  Appointment of Authentication Agent.
                        -----------------------------------

          At any time when any of the Certificates remain outstanding, the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Certificates, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each authenticating Agent shall be acceptable to the Depositor and shall at all times be a corporation or association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $15,000,000, authorized under such laws to do trust business and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.10, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.10, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 8.10.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 8.10, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agency may resign at any time by giving written notice thereof to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agency by giving written notice thereof to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.10, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Depositor and shall mail written notice of such appointment by first-class mail, postage prepaid to all Certificateholders as their names and addresses appear in the Certificate Registers. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.10.

          Any reasonable compensation paid to an Authenticating Agent for its services under this Section 8.10 shall be a reimbursable expense pursuant to
Section 8.05 if paid by the Trustee.

          If an appointment is made pursuant to this Section 8.10, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          "This is one of the Certificates referred to in the within-mentioned Agreement.

                                    ______________________________
                                    As Trustee


                                    By: __________________________
                                        As Authenticating Agent


                                    By: _________________________"
                                        Authorized Officer

          SECTION 8.11  Appointment of Co-Trustee or
                        ----------------------------
                        Separate Trustee.
                        ----------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of any Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts agree to be performed by the Trustee (whether as Trustee hereunder or as successor to a Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) The Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.12  Paying Agent.
                        ------------

          The Trustee may appoint a Paying Agent hereunder. In the event of any such appointment, no less than one Business Day prior to each Distribution Date, the Trustee shall to the extent required by this Agreement deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in
Section 4.02, such sum to be held in trust for the benefit of the Certificateholders. The Trustee shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein, including making such calculations required of the Paying Agent herein as are required in connection with distributions on the Certificates and shall be liable to the Certificateholders for failure of the Paying Agent to perform such obligations.

          The Trustee shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

          SECTION 8.13  Certificate Register.
                        --------------------

          The Certificate Registrar is _______________________. The office of the Certificate Registrar for purposes of receipt of notices and demands is
_____________________.

          SECTION 8.14  Monthly Advances.
                        ----------------

          In the event that any Servicer fails to make a Monthly Advance required to be made pursuant to the related Warranty and Servicing Agreement on or before 8 a.m., __________ time, on the Servicer Advance Date, the Trustee shall provide to such Servicer by telecopy notice of such failure and the amount of any such shortfall on or before 12 noon, __________ time on such date. If such Servicer fails to make the Monthly Advance on or prior to 12 noon, __________ time, on the next Business Day, the Trustee shall provide to such Servicer by telecopy notice of such an Event of Default and shall present a claim under the Pool Insurance Policy in order to receive an amount equal to such Monthly Advance from the Pool Insurer at least one Business Day prior to the Distribution Date and (ii) to the extent the coverage of the Pool Insurance Policy has been exhausted, deposit in the Certificate Account an amount equal to the excess of (a) Monthly Advances required to be made by such Servicer pursuant to the related Warranty and Servicing Agreement over (b) the amount of Monthly Advances made by such Servicer with respect to such Distribution Date; provided that the Trustee shall not be required to make such Monthly Advances if prohibited by law or if it determines that such Monthly Advance would be a Nonrecoverable Advance. The Trustee shall be entitled to be reimbursed from the Certificate Account for Monthly Advances and Nonrecoverable Advances made by it pursuant to this section 8.14 in like manner as if it were the Servicer.


                                  ARTICLE IX

                                  TERMINATION

          SECTION 9.01  Termination upon Liquidation or
                        -------------------------------
                        Repurchase of All Mortgage Loans.
                        --------------------------------

          Subject to Section 9.04, the obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of

          (a) the repurchase by the Depositor of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any Distribution Date on or after the date on which the aggregate Principal Balances of such Mortgage Loans at the time of purchase is less than 10% of the aggregate Principal Balances of the Mortgage

Loans on the Cut-off Date (an "Optional Termination Date"), and (b) the later of
(i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

          The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the sum of (1) the greater of: (a) the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase or (b) the fair market value thereof as determined by the applicable Servicer and (2) the appraised value of any property acquired in respect of the Mortgage Loans. The Trustee shall give notice to the Rating Agencies of Depositor's election to purchase the Mortgage Loans pursuant to this
Section 9.01 and of the Optional Termination Date. The right of the Depositor to repurchase the Mortgage Loans is conditioned on the Depositor's having previously given notice of termination as required by Section 9.02.

          SECTION 9.02  Procedure Upon Optional Termination.
                        -----------------------------------

          (a) In case of any Optional Termination pursuant to Section 9.01, the Depositor shall, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders (unless a shorter period shall be satisfactory to the Trustee) notify the Trustee of such Optional Termination Date, and of the applicable repurchase price of the Mortgage Loans to be repurchased.

          (b) Any repurchase of the Mortgage Loans by the Depositor shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account, as applicable, on or before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Depositor certifying as to the deposit of such repurchase price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Depositor, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Depositor, to vest title in the Mortgage Loans so purchased and shall transfer or deliver to the Depositor the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to the Optional Termination Date shall be promptly remitted by it to the Depositor.

          (c) Notice of the Distribution Date on which the Depositor anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Depositor to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date. Such notice shall specify (A) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (B) the amount of such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice). The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the affected Certificates.

          (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund. If the remaining Certificateholders do not surrender their Certificates for cancellation and receipt of the final distribution with respect thereto within two years, the Trustee shall pay the amount of such unclaimed final distribution to the Class 1-R Certificateholders and no other Certificateholders shall have any further claim to such amounts.

          SECTION 9.03  Termination of Remic II.
                        -----------------------

          REMIC II shall be terminated on the earlier of the Final Scheduled Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC Regular Interests and the last distribution due on the Class 1-M Certificates, Priority Certificates and Class 1-RS Certificates is made.

          SECTION 9.04  Additional Termination Requirements.
                        -----------------------------------

          (a) In the event the Depositor exercises its purchase option pursuant to Section 9.01, REMIC I and REMIC II shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.04 will not (i) result in the imposition of taxes on a "prohibited transaction" of REMIC I or REMIC II, as the case may be, as described in Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Priority Certificates or Class 1-M Certificates are outstanding:

            (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Depositor under Section 9.02, the Class 1-RS Certificateholder shall adopt a plan of complete liquidation of the REMIC I or REMIC II, as the case may be, and

           (ii) At or after the time of adoption of any such plan of complete liquidation for the REMIC I or REMIC II and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) By its acceptance of the Class 1-RS Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust Fund.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01  Amendment.
                         ---------

          (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to maintain the qualification of the Trust Fund as a REMIC, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder.

          (b) This agreement may be amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Notwithstanding any contrary provisions of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to this Section 10.01(b) unless it shall have first received an Opinion of Counsel to the effect that such amendment will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

          SECTION 10.02  Recordation of Agreement; Counterparts.
                         --------------------------------------

          (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected only upon direction of the Depositor at the expense of the Certificateholders accompanied by an

Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03  Governing Law.
                         -------------

          This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

          SECTION 10.04  Intention of Parties.
                         --------------------

          (a) The execution and delivery of this Agreement shall constitute an acknowledgement by the Trustee on behalf of the Certificateholders that the Depositor intends hereby to establish (for federal income tax purposes) two separate trusts each of which will qualify as a REMIC. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

          (b) It is the express intent of the Depositor that the conveyance by the Depositor to the Trustee of (i) the Mortgage Loans as provided for in
Section 2.01; and (ii) the Uncertificated REMIC I Regular Interests as provided for in Section 2.07 be, and be construed as, a sale by the Depositor to the Trustee of (i) the Mortgage Loans, and (ii) the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of (i) the Mortgage Loans or (ii) the Uncertificated REMIC I Regular Interests by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that (i) the Mortgage Loans or (ii) the Uncertificated REMIC I Regular Interests are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in (i) the Mortgage Loans or (ii) the Uncertificated REMIC I Regular Interests, then it s intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) each of the conveyances provided for in Sections 2.01 and 2.07 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests, and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be a "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          SECTION 10.05  Notices.
                         -------

          In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution or repurchase of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased at a Purchase Price in accordance with this Agreement less than the sum of 100% of the Principal Balance of the Mortgage Loan on the date of such purchase and accrued and unpaid interest thereon at the Net Mortgage Rate to the first day of the month following such purchase.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (a) in the case of the Depositor, Asset Backed Securities Corporation, 55 East 52nd Street, New York, New York 10055,
Attention: President and (b) in the case of the Trustee, ________________,
Attention: ______________, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; and (c) in the case of the Rating Agencies, Standard & Poor's Corporation, 25 Broadway, New York, New York 10004 and Fitch Investors Service, Inc., One State Street Plaza, 33rd Floor, New York, New York 10004, Attention Structured

Finance. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

          SECTION 10.06  Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07  Limitation on Rights of
                         -----------------------
                         Certificateholders.
                         ------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein before provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each

Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.08  Certificates Nonassessable and
                         -------------------------------
                         Fully Paid.
                         ----------

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            ASSET BACKED SECURITIES CORPORATION,
                                              as Depositor


                                            By:_________________________________
                                            Name:
                                            Title:


                                            ____________________________________
                                              as Trustee


                                            By:_________________________________
                                            Name:
                                            Title:

State of New York   )
                    )  ss.:
County of New York  )

          On this ____ day of ________, 199_ before me personally appeared ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as ____________________ of _______________, and one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.



                                                    ____________________________
                                                            Notary Public


[Notarial Seal]



State of New York   )
                    )  ss.:
County of New York  )

          On this ____ day of ________, 199_ before me, a Notary Public in and for said State, personally appeared ______________, personally known to me to be ____________________ of Asset Backed Securities Corporation, one of the corporations that executed the within instrument and also know to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.



                                                    ____________________________
                                                            Notary Public



[Notarial Seal]

                                   EXHIBIT A

                 [Form of Priority and Class 1-M Certificates]

[ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS 1-R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDED A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (3) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(4) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF SUCH TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS 1-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION, OR AN AGENT OF A DISQUALIFIED ORGANIZATION, OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS 1-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.]

[THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.]

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ASSET BACKED SECURITIES CORPORATION OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS INSTRUMENT/*/:


          a.       OID..............................
          b.       Issue Date.......................
          c.       Rate At Which Interest is Payable
                     As Of the Issue Date...........
          d.       Yield to Maturity................
          e.       OID Allocable to Short Period
          f.       Short Period Yield Computation
                     Method.........................




________________________

/*/ The numbers set forth here have been calculated using a prepayment assumption under Code Section 1272(a)(6)(B)(iii) equal to a Standard Prepayment Assumption ("SPA") of ___%, which represents an assumed rate of prepayment each month relative to the then-outstanding principal balance of the mortgage loans. The ___% SPA assumes prepayment rates of .__% per annum of the then outstanding principal balance of such mortgage loans in the first month increased by .___% per annum each month thereafter until the 30th such month. For the 30th month and for each month thereafter during the lives of the mortgage loans, ___% of SPA assumes a constant prepayment rate of ___% per annum.]

                  CONDUIT MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES _______, CLASS ___
                           ______% CERTIFICATE RATE

Evidencing an undivided interest in a Trust Fund whose assets consists of a pool of conventional, level-payment, fixed-rate, fully amortizing mortgage loans transferred by

                      ASSET BACKED SECURITIES CORPORATION

CUSIP                                           $______________ INITIAL CERTIFI-
                                                                  CATE PRINCIPAL
                                                                  BALANCE

Certificate No. _________                        $____________ INITIAL CLASS ___
                                                               PRINCIPAL BALANCE


First Distribution                    Final Scheduled
Date:                                 Distribution Date:

          THIS CERTIFIES THAT __________________________is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of conventional, level-payment, fixed-rate, fully-amortizing mortgage loans (the "Mortgage Loans") transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property transferred to the Trust Fund by the Depositor. The Trust Fund was created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of _________1, 199__ (the "Agreement"), between the Depositor and __________________________, as trustee (the "Trustee", which term includes any successor entity under the Agreement), summary of certain of the pertinent provisions of which is set forth herein. The aggregate principal balance of the Mortgage Loans included in the Trust Fund as of _________, 199__ (the "Cut-off Date"), after application of payments due on or before such date, was approximately $___________________. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates of Asset Backed Securities Corporation designated as its Conduit Mortgage Pass-Through Certificates, Series ____, which is comprised of eleven classes of
Certificates: the Class 1-R, 1-A, 1-B, 1-C, 1-D, 1-E and 1-M Certificates (the "Fixed Rate Certificates"), the Class 1-F and 1-G Certificates (the "Variable Rate Certificates"), the Class 1-H Certificates (the "Principal Only Certificates") and the Class 1-RS Certificates (the "REMIC I Residual Interest Certificates"). The Certificates (other than the Class 1-M Certificates) are sometimes referred to as the "Priority Certificates." Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of any amounts payable to the Trustee and any premiums for the Pool Insurance Policy, the Special Hazard Insurance Policy and the Mortgagor Bankruptcy Bond in accordance with the provisions of the Agreement, (ii) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Trustee or any Servicer and any premiums for the Pool Insurance Policy, the Special Hazard Insurance Policy and the Mortgagor Bankruptcy Bond, as provided in the Agreement, (iii) property acquired by foreclosure, deed in lieu of foreclosure or otherwise with respect to the Mortgage Loans, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          The Priority Certificates initially evidence in the aggregate an approximate ___% beneficial interest in the Trust Fund. The Class 1-M Certificates initially evidence in the aggregate the remaining approximate ___% beneficial interest in the Trust Fund. The interests of the Priority Certificateholders in the Trust Fund will vary as described herein and in the Agreement.

          The Trustee or Paying Agent shall distribute from the Certificate Account, to the extent of available funds, on the 25th day of each calendar month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing ______________, 199__, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each a "Record Date"), a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Available Distribution Amount allocated to such Class of Certificates on such Distribution Date. Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to thirty days' interest accrued at a rate of _____% per annum (the "Certificate Rate") on a balance equal to the outstanding Certificate Principal Balance of this Certificate as of the day immediately preceding the related Distribution Date reduce by its pro rata portion of the aggregate shortfalls of interest allocated to such class of Certificates.

          Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

          The rights of the Class 1-M Certificateholders to receive distributions in respect of the Class 1-M Certificates on any Distribution Date are subordinated to the rights of the Priority Certificateholders to receive distributions in respect of the Priority Certificates to the extent set forth in the Agreement. On each Distribution Date, the Priority Certificateholders will be paid prior to the payments to the Class 1-M Certificateholders. The Priority Percentage is equal to the aggregate Certificate Principal Balance of the Priority Certificates divided by the aggregate Certificate Principal Balance of all the Certificates. The class 1-M Percentage is equal to 100% minus the Priority Percentage. In the event that coverage under the Mortgage Pool Insurance Policy is exhausted or the Pool Insurer fails to pay valid claims for any reason, the Class 1-M Percentage and the Priority Percentage will vary due to the allocation of Depletion Losses first to the Class 1-M Certificates by reducing the Certificate Principal Balance of such Certificates. After the Certificate Principal Balance of the Class 1-M Certificates has been reduced to zero, Depletion Losses will be allocated pro rata (by Certificate Principal Balance) to all of the Classes of Certificates then outstanding.

          If at any time the Priority Percentage increases to 100%, all future losses or delinquencies on the Mortgage Loans will be borne by the Priority Certificateholders.

          There shall be a Pool Insurance Policy, a Special Hazard Insurance Policy and a Mortgagor Bankruptcy Bond with respect to the Mortgage Loans. The Pool Insurance Policy will be initially issued by ______ and will cover losses by reason of default on the Mortgage Loans in an amount of approximately ___% of the aggregate principal balance of those Mortgage Loans on the Cut-off Date which are not covered as to their entire principal balances by Primary Mortgage Insurance Policies. The Special Hazard Insurance Policy will be initially issued by ____ in an amount equal to ____________________________________. A
Mortgagor Bankruptcy Bond will be issued by ___ and will cover, up to the amount of coverage thereunder from time to time, (i) certain losses resulting form a reduction by a bankruptcy court of the principal balance of a Mortgage Loan or the scheduled payments of principal and interest on a Mortgage Loan and (ii) the unpaid interest on the amount of any principal reduction during the pendency of a proceeding under the Bankruptcy Code.

          Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the

Certificates with an aggregate initial Certificate Principal Balance or Notional Amount of at least $5,000,000 by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificates without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in
(i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Priority Certificates or that Class 1-M Certificates are outstanding, ___% of all Voting Rights will be allocated among the holders of the Class 1-A, Class 1-B, Class 1-C, Class 1-E, Class 1-H, Class 1-M and Class 1-R Certificates, in proportion to their then outstanding Certificate Principal Balances, and __%, __%, __% and __% of all Voting Rights will be allocated among holders of the Class 1-D, Class 1-F, Class 1-G and Class 1-RS Certificates, respectively, in proportion to the percentage interests evidenced by their respective Certificate Principal Balances or interests.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at, _____________________

_______________________, and at any agency of the trustee located at
________________________________________________________________________________
________, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates will be issued in fully registered form in minimum denominations of $25,000 principal or notional amount, and in integral multiples of $1000 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such lesser amount as is required so that the aggregate of each Class of Certificates equals its respective Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance or Notional Amount and a like interest in the Trust Fund, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar, the Trustee and any agent of the Certificate Registrar or the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent thereof shall be effected by notice to the contrary.

          An election will be made to treat certain assets of the Trust Fund ("REMIC I") as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. The regular interests in REMIC I in the aggregate will encompass the rights to all amounts distributable with respect to the Mortgage Loans and certain related property (the "REMIC I Regular Interests"). An election will be made to treat the REMIC I Regular Interests as a REMIC ("REMIC II"). The Certificates (other than the REMIC I Residual Interest Certificates) will be regular interests in REMIC II. As such, the Certificates will be treated for federal income tax purposes as debt instruments issued by REMIC II. The Class 1-RS Certificate will be the residual interest in REMIC I. The Class 1-R Certificate will be the residual interest in REMIC II.

          The obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of (a) the repurchase by the Depositor of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.
As provided in the Agreement, the right to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.


Date:                                 ASSET BACKED SECURITIES CORPORATION,
                                        as Depositor


                                      By:________________________________
                                      Name:
                                      Title:


[SEAL]

ATTEST


________________________________
Name:
Title:


                         CERTIFICATE OF AUTHENTICATION


This is one of the Class ____ Certificates referred to in the within-mentioned Agreement


______________________________,
   as Trustee


By:___________________________
        Authorized Officer

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Master Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Master Trust Fund to the above-named assignee and to deliver such Certificate to the following address ______________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated: ______________, ______

Social Security or                    ___________________________________
other Tax Identification              Signature by or on behalf of
No. of Assignee:                      assignor (signature must be
                                      signed as registered)

__________________________            ___________________________________
                                      Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ________________________
________________________________________________________________________________
_________________________, or if the principal balance of this Certificate is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to _____________________________________________________________
________________________________________________________________________________
the account of _______________________, account number __________.  This information is provided by the assignee named above, or its agent.

                                   EXHIBIT B

                       [Form of Class 1-RS Certificate]

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE MONTHLY AS SET FORTH HEREIN; ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE SET FORTH ON THIS CERTIFICATE. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ASSET BACKED SECURITIES CORPORATION OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CLASS 1-RS CERTIFICATE IS SUBORDINATE TO THE OTHER CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT. THIS CLASS 1-RS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OF QUALIFICATION MAY ONLY BE MADE IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.20 OF THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION OR AN OPINION OF COUNSEL, OR BOTH, SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT VIOLATE THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS 1-R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDED A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH

ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (3) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (4) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF SUCH TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS 1-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS 1-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                  CONDUIT MORTGAGE PASS-THROUGH CERTIFICATE,
                           SERIES _____, CLASS 1-RS

Evidencing an undivided interest in REMIC I whose assets consist of a pool of conventional, level-payment, fixed-rate, fully-amortizing mortgage loans transferred by

                      ASSET BACKED SECURITIES CORPORATION

             THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE

Certificate No.______________

First Distribution                             Final Scheduled
Date:                                          Distribution Date:

          THIS CERTIFIES THAT ____________________ is the registered owner of a beneficial interest in REMIC I. REMIC I is part of the Trust Fund referred to below consisting of a pool of conventional, level-payment, fixed-rate, fully-amortizing mortgage loans (the "Mortgage Loans") transferred to the Trust Fund by Asset Backed Securities Corporation (the "Depositor"), and certain related property transferred to the Trust Fund by the Depositor. The Trust Fund and REMIC I were created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of _______________, 199_ (the "Agreement"), between the Depositor and _______________________________ (the
"Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein.
The aggregate principal balance of the Mortgage Loans included in REMIC I as of _________________, 199_ (the "Cut-off Date"), after application of payments due on or before such date, was approximately $_______________. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate is one of a duly authorized issue of certificates of Asset Backed Securities Corporation designated as its Conduit Mortgage Pass-Through Certificates, Series _________, which is comprised of eleven classes of
Certificates:   the Class 1-R, 1-A, 1-B, 1-C, 1-D, 1-E and 1-M Certificates (the
"Fixed Rate Certificates"), the Class 1-F and 1-G Certificates (the "Variable Rate Certificates"), the Class 1-H Certificates (the "Principal Only Certificates") and the Class 1-RS Certificates (the "REMIC I Residual Interest Certificates"). The Certificates (other than the Class 1-M Certificates) are sometimes referred to as the "Priority Certificates". Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered.

          The Priority Certificates initially evidence in the aggregate an approximate __% beneficial interest in the Trust Fund. The Class 1-M Certificates initially evidence in the aggregate the remaining approximate __% beneficial interest in the Trust Fund. The interests of the Priority Certificateholders in the Trust Fund will vary as described herein and in the Agreement.

          The Holder of this Certificate shall be entitled to receive only the distributions set forth in the Agreement, which generally provide for a distribution upon termination of the obligations created by the Agreement and REMIC I created thereby and the amounts which remain on deposit in the Certificate Account, after payment to the holders of all other Certificates of all amounts as set forth in Section 13.02 of the Agreement.

          Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of the Certificates with an aggregate initial Certificate Principal Balance or Notional Amount of at least $5,000,000 by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in
(i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Priority Certificates or the Class 1-M Certificates are outstanding, __% of all Voting Rights will be allocated among the holders of the Class 1-A, Class 1-B, Class 1-C, Class l-E, Class 1-H, Class 1-M and Class 1-R Certificates, in proportion to their then outstanding Certificate Principal Balances, and __%, __%, __% and __% of all Voting Rights will be allocated among holders of the Class 1-D, Class 1-F, Class 1-G and Class 1-RS Certificates, respectively, in proportion to the percentage interests evidenced by their respective Certificate Principal Balances or interests.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at, ___________________ __________________________________, and at any
agency of the trustee located at _____________________________________________
________________________________________________________, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

          This Certificate is issuable only as a registered Certificate without coupons or any Denomination. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Class 1-RS Certificate evidencing the same rights and obligations, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar, the Trustee and any agent of the Certificate Registrar or the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          An election will be made to treat certain assets of the Trust Fund ("REMIC I") as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. The regular interests in REMIC I in the aggregate will encompass the rights to all amounts distributable with respect to the Mortgage Loans and certain related property (the "REMIC I Regular Interests"). An election will be made to treat the REMIC I Regular Interests as a REMIC ("REMIC II"). The Certificates (other than the REMIC I Residual Interest Certificates) will be regular interests in REMIC II. As such, the Certificates will be treated for federal income tax purposes as debt instruments issued by REMIC II. The Class 1-RS Certificate will be the residual interest in REMIC I. The Class 1-R Certificate will be the residual interest in REMIC II.

          The obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of (a) the repurchase by the Depositor of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.
As provided in the Agreement, the right to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than 10% of the aggregate Principal Balances as of the Cut-off Date.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.


Date:                                     ASSET BACKED SECURITIES
                                            CORPORATION, as Depositor


                                          By:___________________________
                                             Name:
                                             Title:


[SEAL]


ATTEST


__________________________________
Name:
Title:

                         CERTIFICATE OF AUTHENTICATION



This is one of the Class 1-RS Certificates referred to in the within-mentioned Agreement


___________________________,
   as Trustee



By:_________________________
      Authorized Officer

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers) unto _______________________________________________________________
_______________________________________________________________________________
________________________________________________________________ (Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Master Trust Fund evidenced by that within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Master Trust Fund to the above-named assignee and to deliver such Certificate to the following address
______________________________________________
________________________________________________________________
________________________________________________________________

Dated:___________, ___

Social Security or                             ______________________________
other Tax Identification                       Signature by or on behalf of
No. of Assignee:                               assignor (signature must be
                                               signed as registered)

__________________________                     ______________________________
                                               Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by check mailed to ________________________
________________________________________________________________________________
____________________________________________________, or if the principal balance of this Certificate is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to_________________________________
________________________________________________________________________________
the account of _______________________________, account number ________________.
This information is provided by the assignee named above, or its agent.

                                  EXHIBIT D-1

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    [Date]

[To be addressed to the
Depositor]

     Re: Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (together, the "Pooling and Servicing Agreement") relating to Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series
          --------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted hereto it has (a) received the original Mortgage Note, endorsed as provided in Section 2.01(i) of the Pooling and Servicing Agreement and (b) received but has not reviewed (except as set forth in (a) above) a Mortgage File. Attached hereto is the Loan Exception Report, which indicates the document exceptions. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositors' right, title and interest in and to the Mortgage Loans.

          Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                                   _____________________________
                                                   _______, as Trustee


                                                   By:__________________________
                                                      Authorized Representative


                                     D-1-1

                                  EXHIBIT D-2

                   FORM OF INTERIM CERTIFICATION OF TRUSTEE


                                    [Date]

[To be addressed to the
Depositor]

     Re: Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (together, the "Pooling and Servicing Agreement") relating to Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series
          --------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted hereto it has received the original Mortgage (or a certified copy of such Mortgage, as provided in Section 2.01(ii). Attached hereto is the Loan Exception Report, which indicates the document exceptions. The Trustee has made no independent examination of and documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                                   _____________________________
                                                   _______, as Trustee


                                                   By:__________________________
                                                      Authorized Representative


                                     D-2-1

                                   EXHIBIT E

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [Date]

[To be addressed to the
Certificateholders
of record]

     Re: Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (together, the "Pooling and Servicing Agreement") relating to Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series
          --------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan, (iii) based on an examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loans accurately reflects the information contained in the documents in the Mortgage File, and (iv) each Mortgage Note has been endorsed and each Assignment of Mortgage has been prepared as provided in
Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                                   _____________________________
                                                   _______, as Trustee


                                                   By:__________________________
                                                      Authorized Representative

                                   EXHIBIT F

                          FORM OF REQUEST FOR RELEASE


To:



                                    [Date]

          In connection with the administration of the Mortgages held by you as Trustee under the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement dated as of _______________ 1, 199_, between Asset Backed Securities Corporation, as Depositor and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned, as Servicer under the Warranty and Servicing Agreement, dated as of ____________ __, 199_, between ____________________ and the undersigned, hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

_____     1.  Mortgage Loan paid in full.
              (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing
              Agreement.)

_____     2.  Mortgage Loan repurchased.
              (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

_____     3.  Mortgage Loan substituted.
              (The Servicer hereby certifies that a Replacement Mortgage Loan has been assigned and delivered to you along with the related
              Mortgage File pursuant to the Pooling and Servicing Agreement.)

_____     4.  The Mortgage Loan is being foreclosed.

_____     5.  Other.  (Describe)

          The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned within 21 days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Replacement Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

          Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                                   [SERVICER]



                                                   _____________________________
                                                   By:
                                                   Name:
                                                   Title:

                                   EXHIBIT J

                       TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF  )
          :       ss.:
COUNTY OF )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner of the Class [1-RS][1-R] Certificates (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of (the State of ___________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is and will be a "Permitted Transferee" as of [date of transfer] within the meaning of Section 860(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) is acquiring the Class [1-RS][1-R] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization" within the meaning of Section 860(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), or a possession of the United States. (Section 860E(e)(5) of the Code defines a "disqualified organization", as (A) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (B) any organization (other than a cooperative described in section 521) which is exempt from federal income tax unless such organization is subject to the tax imposed by Section 511, and (C) any organization described in Section 1381(a)(2)(C) of the Code.

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [1-RS][1-R] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [1-RS][1-R] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [1-RS] [1-R] may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [1-RS][1-R] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of any Class [1-RS][1-R] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class [1-RS][1-R] Certificates and the provisions of Section 11.20 of the Standard Terms and Provisions of the Pooling and Servicing and Reference Agreement under which the Class [1-RS][l-R] Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [l-RS][1-R] Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          8.   That the Owner's Taxpayer Identification Number is
_______________.

          9. That no purpose of the Owner relating to the purchase of any of the Class [l-RS][1-R] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class [1-RS][1-R] Certificates remain outstanding.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [1-RS][1-R] Certificates remain outstanding.

          12. That no purpose of the Owner relating to any sale of any of the Class [1-RS][1-R] Certificates by the Owner will be to impede the assessment or collection of tax.

          13. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          [14. This affidavit and agreement relates only to the Class [1-RS] [1-R] Certificates held by the Owner and not to any other holder or the Class [1-RS][1-R] Certificates. The Owner understands that the liabilities described herein relate only to the Class [1-RS][1-R] Certificates].

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of ____________________, _______.

                                                   [NAME OF OWNER)


                                                   By:__________________________
                                                   [Name of Officer]
                                                   [Title of Officer]
[Corporate Seal]

ATTEST:


________________________________
[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this __ day of ___________________, __.



                                                   _____________________________
                                                   NOTARY PUBLIC

                                                   COUNTY OF____________________
                                                   STATE OF_____________________
                                                   My Commission expires the ___
                                                   day of ____________, 19__

                                   EXHIBIT K

                        Form of Transferor Certificate


                                                        __________________, 19__


Asset Backed Securities Corporation
Park Avenue Plaza
New York, New York 10055

[Trustee]



Attention:     Corporate Trust Administration

          Re:  Conduit Mortgage Pass-Through Certificates, Series
                     , Class [1-R][1-RS]
               --------------------------------------------------

Dear Sirs:

          This letter is delivered to you in connection with the sale by _________________________ (the "Seller") to ___________________________________
(the "Purchaser") of $_________________ Initial Certificate Principal Balance of Conduit Mortgage Pass-Through Certificates, Series ______, Class [1-R][1-RS] (the "Certificates"), pursuant to Section 11.20 of the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (the "Pooling and Servicing Agreement"), dated as of ____________ 1, 199_ among Asset Backed Securities Corporation as depositor (the "Depositor") and __________________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit S.

The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

                                                   Very truly yours,



                                                   (Seller)

                                                   By:__________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT L

                    Form of Investor Representation Letter

                             ________________, 19__


Asset Backed Securities Corporation
Park Avenue Plaza
New York, New York 10055

[Trustee]



Attention:     Corporate Trust Administration

          RE:  Conduit Mortgage Pass-Through Certificates, Series
                       , Class 1-RS
               --------------------------------------------------

Dear Sirs:

          _______________________ (the "Purchaser") intends to purchase from
__________________ (the "Seller") $____________ Initial Certificate Principal Balance of Conduit Mortgage Pass-Through Certificates, Series _________, Class 1-RS (the "Certificates"), issued pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (the "Pooling and Servicing Agreement"), dated as of ___________1, 199_ among Asset Backed Securities Corporation as depositor (the "Depositor") and ______________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition to other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate or any interest in any Certificate any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          6. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee and the Depositor, to the effect that the purchase and holding of a Certificate by or on behalf of such employee benefit plan would not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code (or comparable provisions of any subsequent enactments), would not constitute or result in a prohibited transaction under Section 405 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. The Purchaser understands that under current law such an opinion cannot be rendered.

                                                   Very truly yours,

                                                   _____________________________


                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                                   EXHIBIT M

                   Form of Transferor Representation Letter



                             _______________, 19__


Asset Backed Securities Corporation
Park Avenue Plaza
New York, New York 10055

[Trustee]



Attention:  Corporate Trust Administration

          Re:  Conduit Mortgage Pass-Through Certificates,
               Series          Class 1-RS
               -------------------------------------------

Dear Sirs:

          In connection with the sale by ________________ (the "Seller") to
_________________ (the "Purchaser") of   ___________$ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class 1-RS (the "Certificates"), issued pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (the "Pooling and Servicing Agreement"), dated as of ____________ 1, 199_ among Asset Backed Securities Corporation, as depositor (the "Depositor") and _______________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                   Very truly yours,

                                                   _____________________________
                                                   (Seller)

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                                      M-2